    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 7, 1996

                                                             FILE NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)
         [X]   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     [ ]   PRE-EFFECTIVE AMENDMENT NO.
                     [ ]   POST-EFFECTIVE AMENDMENT NO.

                       ALLIED CAPITAL LENDING CORPORATION
                Exact Name of Registrant as Specified in Charter

                       C/O ALLIED CAPITAL ADVISERS, INC.
                         1666 K STREET, N.W., 9TH FLOOR
                          WASHINGTON, D.C. 20006-2803
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (202) 331-1112
               Registrant's Telephone Number, Including Area Code

             DAVID GLADSTONE, CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                         ALLIED CAPITAL ADVISERS, INC.
                         1666 K STREET, N.W., 9TH FLOOR
                          WASHINGTON, D.C. 20006-2803
 Name and Address of Agent For Service (Number, Street, City, State, Zip Code)

                                    Copy to:

                            STEVEN B. BOEHM, ESQUIRE
                      SUTHERLAND, ASBILL & BRENNAN, L.L.P.
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2404

    Approximate Date of Proposed Public Offering: From time to time after the effective date of the registration statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: [X]

It is proposed that this filing will become effective (check appropriate box)

    [ ] when declared effective pursuant to section 8(c)

    [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement
for the same offering is           .

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

                                                         PROPOSED MAXIMUM    PROPOSED MAXIMUM
                                                          OFFERING PRICE         AGGREGATE
      TITLE OF SECURITIES            AMOUNT BEING              PER               OFFERING            AMOUNT OF
       BEING REGISTERED               REGISTERED              SHARE                PRICE          REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------
Common Stock, $0.0001 par
  value........................   1,244,914 shares(1)      $ 14.6875(2)      $18,284,674.38(2)       $ 5,540.81

--------------------------------------------------------------------------------
(1) Plus an indeterminate number of additional shares that are issued or issuable as a result of a split, or a stock dividend on, the above number of shares.

(2) Estimated for purposes of calculating the registration fee pursuant to Rule 457(c) and the Securities Act of 1933 based on the average of the high and low prices per share on November 4, 1996 on the Nasdaq National Market.

    The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
            Pursuant to Rule 495(a) under the Securities Act of 1933

          Showing the Location of Information Required by Form N-2 in
     Part A (Prospectus), Part B (Statement of Additional Information), and
            Part C (Other Information) of the Registration Statement

                ITEM OF FORM N-2                        CAPTION OR LOCATION IN PROSPECTUS
-------------------------------------------------   ------------------------------------------
                       PART A: INFORMATION REQUIRED IN A PROSPECTUS
  1.   Outside Front Cover                          Outside Front Cover Page
  2.   Inside Front and Outside Back Cover Page     Outside Front Cover Page
  3.   Fee Table and Synopsis                       Summary; Fees and Expenses; Available
                                                      Information
  4.   Financial Highlights                         Financial Highlights; Management's
                                                      Discussion and Analysis of Financial
                                                      Condition and Results of Operations
  5.   Plan of Distribution                         Plan of Distribution
  6.   Selling Stockholders                         The Offer
  7.   Use of Proceeds                              Proceeds of the Offering
  8.   General Description of the Registrant        The Company; Public Trading and Net Asset
                                                      Value Information; Financial Statements
  9.   Management                                   Management; Custodian, Transfer and
                                                      Dividend Paying Agent and Registrar
 10.   Capital Stock, Long-Term Debt, and Other     Authorized Classes of Securities;
         Securities                                   Description of Common Stock; The Company
 11.   Defaults and Arrears on Senior Securities    (Not Applicable)
 12.   Legal Proceedings                            Legal Proceedings
 13.   Table of Contents of the Statement of        Table of Contents of the Statement of
         Additional Information                       Additional Information
            PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
 14.   Cover Page                                   Outside Front Cover Page
 15.   Table of Contents                            Table of Contents
 16.   General Information and History              Not Applicable
 17.   Investment Objective and Policies            The Company
 18.   Management                                   Management
 19.   Control Persons and Principal Holders of     Control Persons and Principal Holders of
         Securities                                   Securities
 20.   Investment Advisory and Other Services       Prospectus: Investment Adviser; Investment
                                                      Advisory and Other Services
 21.   Brokerage Allocation and Other Practices     The Company
 22.   Tax Status                                   Tax Status
 23.   Financial Statements                         Financial Statements
                                  PART C: OTHER INFORMATION
 24.   Financial Statements and Exhibits            Financial Statements and Exhibits
 25.   Marketing Arrangements                       (Not Applicable)
 26.   Other Expenses of Issuance and               Other Expenses of Issuance and
         Distribution                                 Distribution
 27.   Persons Controlled by or Under Common        Persons Controlled by or Under Common
         Control                                      Control
 28.   Number of Holders of Securities              Number of Holders of Securities
 29.   Indemnification                              Indemnification
 30.   Business and Other Connections of            Business and Other Connections of
         Investment Adviser                           Investment Adviser
 31.   Location of Accounts and Records             Locations of Accounts and Records
 32.   Management Services                          Management Services
 33.   Undertakings                                 Undertakings

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

 SUBJECT TO COMPLETION: THE DATE OF ISSUANCE OF THIS PRELIMINARY PROSPECTUS IS
                               NOVEMBER 7, 1996.

PROSPECTUS
                                1,244,914 SHARES

                       ALLIED CAPITAL LENDING CORPORATION
                                  COMMON STOCK
                            ------------------------

Allied Capital Lending Corporation, a Maryland corporation (the "Company") licensed by the U.S. Small Business Administration ("SBA"), is a closed-end management investment company that has elected to be regulated as a business development company ("BDC"). The Company's outstanding shares of common stock are quoted on the Nasdaq National Market under the symbol "ALCL." The Company is, and a wholly owned subsidiary following a reorganization will be, licensed as a small business lending company ("SBLC"). The Company's business consists of making loans to small businesses. The Company's investment adviser is Allied Capital Advisers, Inc. ("Advisers"), a registered investment adviser whose principal office is located at 1666 K Street, N.W., Ninth Floor, Washington, D.C. 20006-2803. Advisers' telephone number is (202) 331-1112.

The investment objective of the Company is to achieve a high level of current income by investing in loans at least partially guaranteed by the SBA, as well as loans made in conjunction with such loans, and other loans. The Company uses a leveraged capital structure borrowing from banks, other institutional lenders or government agencies.

FOR THE RISKS OF LEVERAGE, SEE "THE COMPANY--RISK FACTORS--RISKS OF LEVERAGE,"
PAGE   .

This prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing. It should be retained for future reference. Additional information on the Company, including the Statement of Additional Information, has been filed with the U.S. Securities and Exchange Commission (the "Commission") and is available upon written or oral request and without charge at the address or telephone number of Advisers listed above. Certain information in the Statement of Additional Information is incorporated
by reference in this Prospectus. See page   of this Prospectus for the table of
contents of the Statement of Additional Information.

This Prospectus is being used solely to offer and sell 1,244,914 shares of the Company's outstanding common stock ("Shares") by Allied Capital Corporation, a Maryland corporation, ("Allied I" or the "Selling Stockholder"), the holder of approximately 24% of the Company's outstanding shares (the "Offer"). No part of the proceeds of the offer will be received by the Company. The Company will not pay any sales load or other offering or distribution expenses in connection with the Offer. It is expected that some or all of these Shares will be offered and sold to or through underwriters at a price that may reflect a discount to the market price of the outstanding shares at or around the time of any offering, in which event the offering price and the underwriting terms will be disclosed in one or more Supplements to this Prospectus. At the date of this Prospectus, no agreement has been made for the underwriting of any of the Shares. Allied I may also distribute all or a portion of the Shares pro rata to its own stockholders. See "The Offer--Plan of Distribution."
                            ------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                                                                                    PROCEEDS TO SELLING
                                        PRICE TO PUBLIC        SALES LOAD (1)         STOCKHOLDER (2)
---------------------------------------------------------------------------------------------------------
Per Share...........................
---------------------------------------------------------------------------------------------------------
Total...............................
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

(1) In the event that Shares to which this Prospectus relates are sold to or through underwriters, a corresponding Supplement to this Prospectus will disclose the applicable sales load. The Company and the Selling Stockholder may agree to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

(2) Before deduction of other expenses of distribution estimated at
    $               , all of which is to be borne by the Selling Stockholder.

The date of this Prospectus and of the Statement of Additional Information is
                    , 1996.

                                    SUMMARY

     The following summary is qualified in its entirety by the detailed information and financial statements appearing elsewhere in this Prospectus.

THE COMPANY            Allied Capital Lending Corporation (the "Company") is a
                       closed-end management investment company that has elected
                       to be regulated as a business development company ("BDC")
                       and is managed by Allied Capital Advisers, Inc.
                       ("Advisers"). See "Management--Investment Adviser," page
                         . The Company is a small business lending company
                       ("SBLC") licensed by the U.S. Small Business
                       Administration ("SBA"), and, as such, participates in the
                       Section 7(a) Loan Program and makes loans to small
                       businesses that are partially guaranteed by the SBA. The
                       Company also makes loans in conjunction with such 7(a)
                       guaranteed loans, and makes loans which are not
                       guaranteed by the SBA, pursuant to the Section 504 Loan
                       Program. It is anticipated that the Company will
                       reorganize its corporate structure in the near term. The
                       Reorganization will not change the business of the
                       Company on a consolidated basis, but after the
                       Reorganization, the Company's SBLC (the "Reorganization")
                       license will be held by Allied Capital SBLC Corporation,
                       a wholly owned subsidiary ("Allied SBLC"), and the
                       Company's loans will generally be made by Allied SBLC and
                       Allied Capital Credit Corporation, also a wholly owned
                       subsidiary ("Allied Credit"). See "The
                       Company--Organization," page   .

INVESTMENT OBJECTIVE   The investment objective of the Company is to achieve a
                       high level of current income by investing in loans at
                       least partially guaranteed by the SBA, as well as loans
                       made in conjunction with such loans, and other loans. See
                       "The Company--Business of the Company," page   .

INVESTMENT
CONSIDERATIONS         As a BDC, the Company's consolidated portfolio includes
                       loans to small privately held companies that involve a
                       high degree of business and financial risk. A large
                       number of entities compete for the same kinds of small
                       business lending opportunities as the Company. The
                       Company is now, and following the Reorganization Allied
                       SBLC will be, subject to regulation by the SBA. Entities
                       regulated by the SBA are exposed to the business risks of
                       changes in government regulations that may have an
                       adverse impact on the Company as a whole. In addition,
                       because the Company and after the Reorganization its
                       subsidiaries will borrow funds, the Company is exposed to
                       the risks of leverage, which may be considered a
                       speculative investment technique. See "The Company--Risk
                       Factors--Risks of Leverage," page   .

PRINCIPAL TRADING
MARKET The Company's shares are quoted on the Nasdaq National Market under the symbol "ALCL." See "Public Trading and
                       Net Asset Value Information," page   .

                               FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of offering price).................................        (1)
  Dividend Reinvestment Plan Fees................................................    none(2)
ANNUAL EXPENSES (as a percentage of consolidated net assets attributable to common shares(3))
  Investment Advisory Fees.......................................................   3.58%(4)
  Interest Payments on Borrowed Funds............................................   4.40%(5)
     Other Expenses..............................................................   1.14%(6)
                                                                                    -----
          Total Annual Expenses..................................................   9.12%(7)
                                                                                    =====

---------------

(1) In the event that Shares to which this Prospectus relates are sold to or through underwriters, a corresponding Supplement to this Prospectus will disclose the applicable sales load.

(2) The expenses of the Dividend Reinvestment Plan are included in the Company's stock record expenses, a component of "Other Expenses." The Company has no cash purchase plan.

(3) "Consolidated net assets attributable to common shares" equals net assets (i.e., total assets less total liabilities) as of March 31, 1996.

(4) Pursuant to the Commission's disclosure requirements, "Investment Advisory Fees" in this table are presented as a percentage of consolidated net assets attributable to common shares; however, the Company's investment advisory fees are determined using a formula based on total assets. The fees payable pursuant to the investment advisory agreement (see
     "Management--Investment Adviser," page   ) are calculated as 0.625% per
     quarter (2.5% per annum) of the quarter-end value of the Company's consolidated total assets, less its consolidated Interim Investments (i.e., short-term U.S. government agency securities or repurchase agreements collateralized thereby), cash and cash equivalents, plus 0.125% per quarter (0.5% per annum) of the quarter-end value of consolidated Interim Investments, cash and cash equivalents. The percentage in the table assumes that none of the Company's consolidated total assets are in the form of Interim Investments, cash or cash equivalents. The "Investment Advisory Fees" percentage was calculated as consolidated total assets at March 31, 1996 plus the anticipated net proceeds of the Offer, multiplied by 2.5%, divided by consolidated net assets attributable to common shares. This percentage for the year ended December 31, 1995 was 3.47%. At March 31, 1996 and December 31, 1995, approximately 2% and 5%, respectively, of the Company's consolidated total assets were in the form of Interim Investments, cash and cash equivalents. See "The Company--Business of the
     Company," page   .

(5) The "Interest Payments on Borrowed Funds" percentage is based on estimated interest payments for the year ended December 31, 1996 divided by consolidated net assets attributable to common shares. The estimated interest payments for the year ended December 31, 1996 assume that the outstanding borrowings of $16 million at March 31, 1996 will remain outstanding for the full year and additional borrowings will be made throughout the remainder of the year. This percentage for the year ended December 31, 1995 was 2.58%. See "The Company--Risk Factors--Risks of
     Leverage," page   .

(6) The "Other Expenses" percentage is based on estimated amounts for the year ending December 31, 1996 divided by consolidated net assets attributable to common shares. This percentage for the year ended December 31, 1995 was 1.58%.

(7) "Total Annual Expenses" as a percentage of consolidated net assets attributable to common shares are higher than the total annual expenses of most closed-end management investment companies due to the Company's consolidated outstanding borrowings of $16 million at March 1, 1996, which significantly reduces the consolidated net assets attributable to common shares on which the "Total Annual Expenses" percentage is required, pursuant to the Commission's disclosure requirements, to be calculated for presentation in the table. If the "Total Annual Expenses" percentage were calculated instead as a percentage of consolidated total assets, "Total Annual Expenses" would be 6.36% of consolidated total assets.

                                                                                                  10
                           EXAMPLE                              1 YEAR    3 YEARS    5 YEARS     YEARS
-------------------------------------------------------------   ------    -------    -------    -------
You would pay the following expenses over the indicated
  period on a $1,000 investment, assuming a 5% annual return on total assets and Total Annual Expenses of 6.36% (as a
  percentage of consolidated total assets)...................    $114      $ 288      $ 458      $ 863

   THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES,
          AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of the above table, including the example, is to assist the investor in understanding the various costs and expenses that an investor in the Company will bear either directly or indirectly.

                             AVAILABLE INFORMATION

     The Company has filed with the Commission a registration statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the Shares of common stock offered by this Prospectus, which includes this Prospectus plus additional information. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements, and other information can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at certain of the Commission's Regional Offices located in Suite 1400, 500 West Madison Street, Chicago, Illinois 60661, and Suite 1300, 7 World Trade Center, New York, New York 10006. Copies of these materials may be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site at http://www.sec.gov that contains reports, proxy statements, and other information regarding registrants, like the Company, which file electronically with the Commission.

     The Company also furnishes annual reports to stockholders, which include annual financial information that has been audited and reported on, with an opinion expressed, by independent accountants, and quarterly unaudited summary
financial information. See "Reports and Independent Accountant," page   .

                              FINANCIAL HIGHLIGHTS

     The following condensed consolidated financial information of the Company should be read in conjunction with the consolidated financial statements and notes thereto included in this Prospectus. Such condensed consolidated financial information as of and for the years ended December 31, 1991, 1992, 1993, 1994 and 1995 has been audited by the firm of Matthews, Carter and Boyce, independent accountants, whose opinion thereon appears at page F-14. See also "Management's Discussion and Analysis of Financial Condition and Results of Operations," page
  .

                       SUMMARY BALANCE SHEET INFORMATION
                                 (IN THOUSANDS)

                                                              DECEMBER 31,
                                           ---------------------------------------------------     MARCH 31,
                                            1991       1992       1993       1994      1995(5)      1996(6)
                                           -------    -------    -------    -------    -------    -----------
                                                                                                  (UNAUDITED)
ASSETS
Investments, at value...................   $10,509    $12,241    $21,793    $32,771    $47,147      $44,356
Cash and cash equivalents...............       444      2,654     10,998      1,297      3,020        1,237
Excess servicing asset..................     1,328      1,372      1,605      2,700      3,828        4,230
Other assets............................     2,646      1,153        557        851      1,485        1,341
                                           -------    -------    -------    -------    -------      -------
    Total assets........................   $14,927    $17,420    $34,953    $37,619    $55,480      $51,164
                                           -------    -------    -------    -------    -------      -------
LIABILITIES
Notes payable, bank.....................   $    --    $    --    $    --    $ 3,130    $18,914      $16,008
Note payable, parent....................     4,292      7,860         --         --         --           --
Repurchase Agreements...................     2,761         --         --         --         --           --
Investment advisory fee payable.........        --         --         67        230        330          314
Other liabilities.......................     2,274      4,055      1,931      1,471      3,352        1,877
                                           -------    -------    -------    -------    -------      -------
    Total liabilities...................     9,327     11,915      1,998      4,831     22,596       18,199
                                           -------    -------    -------    -------    -------      -------
SHAREHOLDERS' EQUITY
Common stock and additional paid-in
  capital...............................     5,500      5,500     33,048     33,069     33,252       33,331
Net unrealized depreciation on
  investments...........................      (355)      (180)      (112)      (164)      (155)        (176)
Undistributed (distributions in excess
  of) accumulated earnings..............       455        185         19       (117)      (213)        (190)
                                           -------    -------    -------    -------    -------      -------
    Total shareholders' equity..........     5,600      5,505     32,955     32,788     32,884       32,965
                                           -------    -------    -------    -------    -------      -------
    Total liabilities and shareholders'
       equity...........................   $14,927    $17,420    $34,953    $37,619    $55,480      $51,164
                                           =======    =======    =======    =======    =======      =======

                      SUMMARY INCOME STATEMENT INFORMATION
                                 (IN THOUSANDS)

                                                                                               THREE MONTHS
                                                      YEAR ENDED DECEMBER 31,                 ENDED MARCH 31,
                                         -------------------------------------------------   -----------------
                                         1991(1)     1992(1)    1993      1994     1995(5)   1995(6)   1996(6)
                                         -------     -------   -------   -------   -------   -------   -------
                                                                                                (UNAUDITED)
INVESTMENT INCOME
Interest...............................  $4,738      $1,380    $ 2,260   $ 3,716   $5,966    $1,222    $1,591
Premium income.........................   3,205       1,958      2,196     2,349    2,090       605       662
                                         ------      ------     ------    ------   ------    ------    ------
    Total investment income............   7,943       3,338      4,456     6,065    8,056     1,827     2,253
                                         ------      ------     ------    ------   ------    ------    ------
OPERATING EXPENSES
Investment advisory fee................      --          --        572       811    1,140       224       314
Interest expense.......................   2,645         414        707        75      959        74       396
Other operating expenses...............     967         913        233       301      519       135       132
                                         ------      ------     ------    ------   ------    ------    ------
    Total expenses.....................   3,612       1,327      1,512     1,187    2,618       433       842
                                         ------      ------     ------    ------   ------    ------    ------
    Net investment income..............   4,331       2,011      2,944     4,878    5,438     1,394     1,411
Net realized gain (loss) on
  investments..........................     (85)       (217)      (338)     (295)    (195)       10       (60)
    Net investment income before net
       unrealized appreciation
       (depreciation) on investments...   4,246       1,794      2,606     4,583    5,243     1,404     1,351
Net unrealized appreciation
  (depreciation) on investments........    (111)        174         68       (52)       9       (59)      (21)
                                         ------      ------     ------    ------   ------    ------    ------
    Net increase in net assets
       resulting from operations.......  $4,135      $1,968    $ 2,674   $ 4,531   $5,252    $1,345    $1,330
                                         ======      ======     ======    ======   ======    ======    ======
PER SHARE AMOUNTS
Net investment income..................  $ 1.82      $ 0.84    $  1.14   $  1.12   $ 1.24    $ 0.32    $ 0.32
Net realized gain (loss) and net
  unrealized appreciation
  (depreciation) on investments........  $(0.08)     $(0.01)   $ (0.11)  $ (0.08)  $(0.04)   $(0.01)   $(0.02)
Net increase in net assets resulting
  from operations......................  $ 1.74      $ 0.83    $  1.03   $  1.04   $ 1.20    $ 0.31    $ 0.30
Net asset value........................  $ 2.35      $ 2.31    $  7.54   $  7.50   $ 7.50    $ 7.55    $ 7.51
Dividends declared (prior to Initial
  Public Offering)(4)..................  $ 1.50 (2)  $ 0.87    $  1.02(2) $    --  $   --    $   --    $   --
Dividends declared (subsequent to
  Initial Public Offering)(4)..........  $   --      $   --    $   .08(3) $  1.22  $ 1.08    $ 0.27    $ 0.30

---------------

(1) Prior to the Company's initial public offering, which was consummated in November 1993 (the "IPO"), Allied I as the Company's former sole stockholder, and the Company's board of directors approved an increase in the authorized shares and a stock split effected in the form of a stock dividend to Allied I. All per share data for prior years presented have been restated to reflect the stock split.

(2) 1993 is based on 2,380,000 shares outstanding prior to the IPO and dividends for the nine months ended September 30, 1993. 1991 excludes a return of capital paid to Allied I.

(3) 1993 is based on 4,368,420 shares outstanding subsequent to the IPO, and dividends for the three months ended December 31, 1993.

(4) Amount represents the total of the regular quarterly dividends and the year-end extra distribution declared by the Company based on the actual shares outstanding on the record date for each dividend so paid.

(5) In April 1995, ACLC Limited Partnership (the "Partnership") was formed so the Company could participate in the SBA Section 504 Loan Program and originate other types of small business loans. The Company is the general partner of, and has 99% limited partnership interest in, the Partnership. Accordingly, the consolidated financial statements of the Company include the accounts of the Company and the Partnership beginning in 1995.

(6) In the opinion of management, the unaudited condensed consolidated financial information of the Company contains all adjustments (consisting only of normal recurring accruals) necessary to present fairly the Company's consolidated financial position as of March 31, 1996 and the results of operations for the three months ended March 31, 1995 and 1996. The results of operations for the three months ended March 31, 1996 and June 30, 1996 are not necessarily indicative of the operating results to be expected for the year ending December 31, 1996.

                         QUARTERLY FINANCIAL HIGHLIGHTS
                                 (IN THOUSANDS)

                                       1994                                    1995                               1996
                       ------------------------------------    ------------------------------------    --------------------------
                       QTR 1     QTR 2     QTR 3     QTR 4     QTR 1     QTR 2     QTR 3     QTR 4     QTR 1     QTR 2     QTR 3
                       ------    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total investment
  income.............. $1,137    $1,512    $1,537    $1,879    $1,827    $1,771    $2,327    $2,131    $2,253    $1,937
Net investment
  income.............. $  873    $1,213    $1,242    $1,550    $1,394    $1,231    $1,580    $1,233    $1,411    $  891
Net increase in net
  assets resulting
  from operations..... $  856    $1,228    $1,306    $1,141    $1,345    $1,248    $1,402    $1,257    $1,330    $1,146
Per share............. $ 0.20    $ 0.28    $ 0.30    $ 0.26    $ 0.31    $ 0.29    $ 0.32    $ 0.29    $ 0.30    $ 0.25

                               SENIOR SECURITIES
                         (at December 31, consolidated)

     Certain information about the various classes of senior securities issued by the Company and the consolidated ACLC Limited Partnership (the "Partnership") is set forth in the following table.

                                                    TOTAL AMOUNT
                                                     OUTSTANDING           ASSET          AVERAGE
                                                    EXCLUSIVE OF         COVERAGE      MARKET VALUE
                CLASS AND YEAR                   TREASURY SECURITIES    PER UNIT(1)     PER UNIT(2)
----------------------------------------------   -------------------    -----------    -------------
BANK LOAN (UNSECURED REVOLVING LINE OF CREDIT)
1986..........................................       $         0          $     0           N/A
1987..........................................         2,000,000            1,396           N/A
1988..........................................         5,000,000            1,355           N/A
1989..........................................                 0                0           N/A
1990..........................................                 0                0           N/A
1991..........................................                 0                0           N/A
1992..........................................                 0                0           N/A
1993..........................................                 0                0           N/A
1994..........................................                 0                0           N/A
1995..........................................         1,055,000            2,739           N/A
BANK LOANS (SECURED REVOLVING LINES OF CREDIT)
1986..........................................       $         0          $     0           N/A
1987..........................................                 0                0           N/A
1988..........................................                 0                0           N/A
1989..........................................                 0                0           N/A
1990..........................................                 0                0           N/A
1991..........................................                 0                0           N/A
1992..........................................                 0                0           N/A
1993..........................................                 0                0           N/A
1994..........................................         3,130,000           11,475           N/A
1995..........................................        17,859,000            2,739           N/A

                                                    TOTAL AMOUNT
                                                     OUTSTANDING           ASSET          AVERAGE
                                                    EXCLUSIVE OF         COVERAGE      MARKET VALUE
                CLASS AND YEAR                   TREASURY SECURITIES    PER UNIT(1)     PER UNIT(2)
----------------------------------------------   -------------------    -----------    -------------
REVERSE REPURCHASE AGREEMENTS(3)
1986..........................................       $21,173,000          $ 1,772           N/A
1987..........................................        30,759,000            1,396           N/A
1988..........................................        34,321,000            1,355           N/A
1989..........................................        29,386,000            1,681           N/A
1990..........................................        28,361,000            1,785           N/A
1991..........................................         2,761,000            4,583           N/A
1992..........................................                 0                0           N/A
1993..........................................                 0                0           N/A
1994..........................................                 0                0           N/A
1995..........................................                 0                0           N/A

---------------

(1) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Company's consolidated total assets less all liabilities and indebtedness not represented by senior securities, divided by the aggregate amount of senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(2) Not applicable, as no class of senior securities of the Company has been registered for public trading.

(3) U.S. government agency-guaranteed loans sold under agreements to repurchase. The Company has been advised by the Staff of the Commission that these reverse repurchase agreements are not considered a class of senior security representing indebtedness and thus are not subject to the asset coverage requirements of the Investment Company Act of 1940 as amended.

                 PUBLIC TRADING AND NET ASSET VALUE INFORMATION

     Shares of the Company's common stock are quoted on the Nasdaq National Market under the symbol "ALCL". The following table sets forth, for the periods indicated, high and low bid prices and average net asset values per common share. The Nasdaq bid quotations represent prices between dealers, do not include retail markups, markdowns or commissions, and may not necessarily represent actual transactions. As the table below indicates, the Company's common stock has historically traded at prices in excess of net asset value.

                                                                                                BID PRICE PREMIUM
                                                                                                   TO AVERAGE
                                                                 AVERAGE NET                     NET ASSET VALUE
                                                                    ASSET                       PER COMMON SHARE
                                        BID PRICE RANGE        VALUE PER COMMON                   DURING PERIOD
                                      -------------------        SHARE DURING                 ---------------------
   FISCAL YEAR ENDED DECEMBER 31       HIGH         LOW             PERIOD                 HIGH                   LOW
-----------------------------------   ------       ------      ----------------           ------                 -----
1994
1st Quarter........................   $15.75       $14.25           $ 7.52                       109%                    89%
2nd Quarter........................   $15.25       $12.50           $ 7.50                       103%                    67%
3rd Quarter........................   $14.25       $13.00           $ 7.53                        89%                    73%
4th Quarter........................   $14.25       $ 9.75           $ 7.53                        89%                    29%
1995
1st Quarter........................   $12.75       $ 9.50           $ 7.53                        69%                    26%
2nd Quarter........................   $13.25       $12.00           $ 7.55                        75%                    59%
3rd Quarter........................   $13.00       $12.00           $ 7.57                        72%                    59%
4th Quarter........................   $13.25       $12.00           $ 7.55                        76%                    59%
1996
1st Quarter........................   $14.50       $12.63           $ 7.51                        93%                    68%
2nd Quarter........................   $15.00       $12.70           $ 7.75                        94%                    64%
3rd Quarter........................   $15.38       $13.13           $   --                        --%                    --%

     The last sale price for a share of the Company's common stock on Nasdaq on November 4, 1996 was $14.75.

     Net asset value is computed quarterly, as of the last day of the fiscal quarter, to reflect the determination by the Company's Board of Directors, of the fair value of those portfolio securities for which market quotations are not readily available, or do not available.

                                   THE OFFER

SALE OF SHARES BY ALLIED I

     Prior to the Company's initial public offering in November 1993 (the "IPO"), the Company was a wholly owned subsidiary of Allied I. After that date, Allied I continued to hold a significant number of the Company's outstanding shares, but is obligated as a condition of exemptive relief from the Commission to divest itself of such Shares by December 31, 1998 through public offerings, private placements, distributions to Allied I stockholders or otherwise. The Company and Allied I intend to file an application with the Commission requesting a modification to one of the conditions of the existing order regarding Allied I's investment in the Company. Specifically, the application will seek to extend, by up to an additional two years (i.e., until December 31, 2000) ("Extended Period"), the deadline for Allied I's divesting of the Shares. There can be no assurance that such an extension will be granted by the Commission. In any event, Allied I has undertaken to register its Shares of the Company, and will make good faith efforts to sell the Shares in any and all transactions that are deemed to be in the best interest of Allied I and its stockholders as the opportunities to do so arise.

     Immediately following the IPO, Allied I owned 1,580,000 shares, or approximately 36% of the Company's shares then outstanding. In December 1994, Allied I's board of directors declared an extra distribution to its stockholders payable in shares of the Company's stock held by Allied I (which was paid in early January 1995), which resulted in the distribution of an aggregate of 335,086 of the Company's shares to Allied I stockholders. That distribution reduced Allied I's ownership in the Company to 1,244,914 shares, or approximately 28% of the Company's shares then outstanding. Allied I has not subsequently made or declared any other distributions payable with Company stock held by Allied I. The Company issued new shares for cash pursuant to a rights offering in June 1996, and a subsequent sale of the shares offered but not
purchased in the rights offering. See "The Company --        ," page   . Allied
I did not participate in the rights offering. Allied I's holdings of the Company's shares represented approximately 24% of the Company's shares outstanding at September 30, 1996.

PLAN OF DISTRIBUTION

     At the date of this Prospectus, Allied I had not informed the Company of any specific plan for the distribution of the Shares covered by the Prospectus. At such times as Allied I proposes to sell specific amounts of these Shares, it may make arrangements with underwriters to manage the offering and sale. Allied I may also sell Shares directly to private buyers in privately negotiated transactions pursuant to this Prospectus, or otherwise dispose of the Shares. Sales would be attempted to be made at an offering price as close as practicable to the then-prevailing market price of the Shares, provided that such price is satisfactory to Allied I and deemed by its board of directors to be in the best interests of its stockholders. Any such sale is expected to occur at a premium to the Shares' net asset value. See "Public Trading and Net Asset Value
Information," page   .

     Allied I has informed the Company that it will attempt to sell these Shares within two years of the commencement of the Offer. However, given that Allied I owns approximately 24% of the Company's outstanding shares at September 30, 1996, its ability to sell such Shares within two years may be limited by the trading volume of the Company's shares, and its desire not to impact negatively, to the extent practicable, the market value of the Company's shares, which could result if too many shares are sold into the market at a given time. Allied I has also informed that, to the extent that Allied I has not sold all of the Shares by the end of 1998, or the end of the Extended Period, if granted, or if Allied I's management believes that it is in the best interest of its stockholders at any time, it may distribute all or a portion of the unsold Shares pro rata to its own stockholders.

     In connection with each distribution pursuant to the Offer, the Company will provide a Supplement to this Prospectus containing information about the distribution to the extent required by applicable law.

PROCEEDS OF THE OFFERING

     The Shares to which this Prospectus relates are being offered by Allied I. Accordingly, net proceeds from the sale of Shares, if any, will be received by Allied I and not by the Company. The Company will not pay any sales load or other expenses.

                                  THE COMPANY

ORGANIZATION

     The Company was incorporated under the laws of the District of Columbia in 1976 and was reorganized as a Maryland corporation in 1991. The Company is a closed-end management investment company that elected in 1993, at the time of the Company's IPO, to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Currently, the Company is licensed by the SBA as a small business lending company ("SBLC") and is a participant in the SBA Section 7(a) Loan Program. The Company also participates in the SBA Section 504 Loan Program, currently through the ACLC Limited Partnership (the "Partnership"), and may also make other small business loans. Allied Capital Advisers, Inc. ("Advisers") serves as the investment adviser of the Company under an investment advisory agreement.

     In 1996, the Company caused to be formed two new entities, Allied Capital SBLC Corporation ("Allied SBLC"), and Allied Capital Credit Corporation ("Allied Credit"). Both Allied SBLC and Allied Credit (the "Subsidiaries") are Maryland corporations and closed-end management investment companies that intend to elect to be regulated as BDCs under the 1940 Act. Pursuant to a Reorganization plan, which was approved by the SBA on June 7, 1996 and for which the Commission granted exemptive relief on September 10, 1996, the Company will become the parent of the Subsidiaries. On or about December 1, 1996, it is anticipated that the Company will transfer its SBLC license and all Section 7(a) loans and related assets and liabilities to Allied SBLC in return for 100% of Allied SBLC's common stock. The Company will contribute its general partnership interest and its 99% limited partnership interest in the Partnership and all of its loans and related assets and liabilities to Allied Credit in return for 100% of Allied Credit's common stock. Simultaneous with this transaction, Allied Credit will purchase the 1% limited partnership interest not owned by the Company and the Partnership will be dissolved. Following the Reorganization, Allied SBLC will hold the SBLC license and will participate in the Section 7(a) Loan Program. Allied Credit will generate companion loans to the 7(a) loans, participate in the SBA Section 504 Loan Program, and make other loans. The Company itself may also participate in the Section 504 Loan Program and may generate 7(a) companion loans as well as other loans not related to these SBA programs. The Company intends to maintain complete ownership of the Subsidiaries and to raise capital to finance the Subsidiaries, as needed. The Company believes this new structure will provide the Company and the Subsidiaries with greater flexibility to generate loans, and to operate within certain regulatory constraints.

RECENT OFFERINGS BY THE COMPANY

     In June 1996, the Company sold 548,887 shares of common stock in a one-for-five non-transferable rights offering to existing stockholders at a price of $13.04 per share, which represented 95% of the average of the last reported sale price of the Company's common stock on the Nasdaq National Market on the expiration date of the rights offering (June 4, 1996) and each of the four preceding business days. The Company paid a 2.5% solicitation fee to certain broker-dealers for each share issued as a result of their soliciting efforts.

     In July 1996, the Company sold the 174,358 shares that had been registered but not subscribed for in the rights offering at a price of $12.71 per share. This subsequent sale involved an underwriter, which received a 2.56% commission on the sale.

BUSINESS OF THE COMPANY AND THE SUBSIDIARIES

     The business of the Company and, following the Reorganization, that of the Subsidiaries, is to make loans to small businesses. It does this primarily through participation in two SBA programs: the Section 7(a) Loan

Program and the Section 504 Loan Program. The Company also generates companion loans to accompany the Section 7(a) loans and may also generate loans unrelated to any SBA programs. All further references to investments by the Company include those made by its Subsidiaries, unless otherwise indicated.

The Section 7(a) Loan Program

     The Company currently is, and upon the Reorganization through Allied SBLC expects to remain, an SBA-licensed SBLC and a participant in the Section 7(a) Loan Program. Pursuant to Section 7(a) of the Small Business Act of 1958, as amended, the SBA guarantees 80% of any qualified loan up to $100,000 regardless of maturity, and 75% of any such loan over $100,000 regardless of maturity, to a maximum guarantee of $750,000 for any one borrower. SBA regulations define qualified small businesses generally as businesses with no more than $5 million in annual sales and no more than 500 employees.

     In December 1994, in a move unexpected by the Company, the SBA altered its regulations concerning the Section 7(a) Loan Program and announced that it would place a loan size cap of $500,000 on the loans that it would guarantee under the
Section 7(a) Loan Program. In October 1995, the SBA altered the regulations again and restored the maximum guarantee of $750,000 for any one borrower, thus effectively raising the maximum loan size with a 75% guarantee to $1 million. The SBA's 1994 reduction in the maximum loan size under the Section 7(a) Loan Program had no significant impact on the Company's results of operations for 1995 because the Company had a substantial backlog of loans already approved under prior rules; however, the frequency of regulatory changes in 1994 and 1995 prompted the Company to reevaluate its lending programs, expand its operations with additional small business loan programs and reorganize its corporate structure. The Company continues to explore other financial products and is pursuing entry into other loan programs to diversify its consolidated portfolio.

     The SBA designates certain participants in the Section 7(a) Loan Program as "Preferred Lenders" in designated markets, which allows the Company to make
Section 7(a) loans without SBA credit approval, thus simplifying and expediting the process of loan approval and disbursements. As of September 30, 1996, the Company was a Preferred Lender in 47 regional markets. The Company anticipates that this Preferred Lender status will be transferred to Allied SBLC at the time of the Reorganization.

     The SBA also designates certain participants in the Section 7(a) Loan Program as "Certified Lenders." Applications for loan guarantees submitted by Certified Lenders receive expedited processing by the SBA. The SBA has designated the Company as a Certified Lender in all markets in which it is a Preferred Lender, and the Company expects this status to be transferred to Allied SBLC at the time of the Reorganization.

     As permitted by SBA regulations, the Company systematically sells to investors, without recourse, the guaranteed portion of its loans. Such loan sales generally take place approximately three months after the closing of the loan and, under current market conditions, are made at a price of around 110% of the principal amount of the portion of the loan sold. In October 1995, the SBA amended its regulations and raised the annual fee payable to the SBA on the guaranteed portion of loans approved by the SBA after October 12, 1995 from 0.4% to 0.5% per annum, regardless of whether such loans are sold in the secondary market. The SBA is also entitled to a fee of 50% of any cash premium in excess of 10% of face amount received on loan sales. The Company continues to service sold loans for a servicing fee of approximately 0.4% per annum of the outstanding principal amount of such loans. To the extent that the Company receives any higher servicing fee, the value of such additional servicing fee is recorded as an excess servicing asset. At September 30, 1996, the Company was
servicing approximately $       million aggregate principal amount of loans, of
which approximately        % had been sold to investors. It is anticipated that,
following the Reorganization, Allied SBLC will continue the Company's practice of selling the guaranteed portions of its loans.

     The Company requires capital to make loans, to carry those loans for approximately three months until sale occurs, and to carry the unguaranteed, unsold portion of the principal amount of the loans to maturity. For the purpose of carrying the guaranteed portions of such loans pending their sale, the Company has a $20 million line of credit with a commercial bank that expires
December 31, 1996. See "The Company--Risk Factors--Bank Loans," page   . In
anticipation of the Reorganization, Allied SBLC is currently negotiating its own line of credit with a commercial bank, which will be used for the same purposes as the Company's line of credit.

     Section 7(a) loans may be made to qualifying small businesses for the purposes of acquiring real estate, purchasing machinery or equipment or to provide working capital. Such loans made to acquire real estate may have maturities of up to 25 years; loans made for the purpose of purchasing machinery and equipment may have maturities of up to 15 years; and loans made to provide working capital may have maturities of up to seven years. These loans are secured by a mortgage or other lien on the assets of the borrower and, frequently, of its principals. The Company generally does not make unsecured working capital loans. In all cases, the principals of the small businesses must personally guarantee the payment of interest on and principal of the loans.

     The Company may, from time to time, concentrate its loans in particular industries, but generally the Company does not intend to concentrate its loans in any industry. At September 30, 1996, the Company had in its portfolio or was servicing loans to, among other industries, hotels and motels, restaurants, manufacturers, retail shops, food stores, professional services, laundries and cleaners, home furnishings concerns, gasoline stations, business services firms, recreational services providers, automobile exhaust repair shops, personal services providers and automotive repair concerns.

     The interest rate on loans recently made by the Company generally is at a variable rate that is generally 2.75% per annum above the prime rate, as published in The Wall Street Journal or other financial newspaper, adjusted monthly.

     All loans are payable in equal monthly installments of principal and interest from the dates on which the loans are made (or the first day of the month following any month in which there occurs an interest rate adjustment) to their respective maturities.

The Section 504 Loan Program and Companion Loans

     During 1995, as part of the Company's efforts to diversify its lending activities, the Company began participating, through the Partnership, in the
Section 504 Loan Program. Following the Reorganization, such loans will generally be made by Allied Credit. Under the Section 504 Loan Program, qualified small businesses can purchase or build real estate with favorable long-term debt. Loans made under this program are structured such that the borrower provides at least 10% of the project cost in equity, the Company provides 50% of the project cost in an unguaranteed 20-year adjustable rate first mortgage loan, and a local certified development company ("CDC") provides a 20-year fixed rate second mortgage loan for the remaining 40% of the project cost. Both types of loans are fully amortizing, and the total project cost can be as large as $2.5 million.

     During 1995, through the Partnership, the Company also began providing companion loans in conjunction with traditional Section 7(a) loans. For this type of financing, the Company provides an unguaranteed first mortgage loan for up to 50% of the real estate value and a second mortgage loan through the
Section 7(a) Loan Program with a 75% SBA guarantee. The total of the two loans is generally 80% or less of the appraised value of the real estate. The Company now also partners with local banks by providing second mortgage loans that are partially guaranteed by the SBA in conjunction with the banks' conventional first mortgage loans to qualifying small businesses.

     The Partnership finances Section 504 loans and companion loans with a line of credit that it has with a commercial bank. See The Company--"Risk
Factors--Bank Loans," page   . Under this line of credit, which expires on
November 30, 1996, the Partnership may borrow up to $15 million. In anticipation of the Reorganization, Allied Credit is negotiating its own line of credit with a commercial bank, which will be used for the same purposes as the Partnership's line of credit.

Loan Generation

     The Company has made arrangements with certain financial consulting organizations, or "regional associates," to refer to the Company potential lending opportunities to small businesses in certain designated territories. Any prospective loan referred to the Company by any regional associate is reviewed by the Company's portfolio manager and its credit committee and is approved or ratified by the Board of Directors of the Company or the Subsidiaries and, in the case of Section 7(a) loans, by the SBA if required. If and when a loan referred by a regional associate is funded, such regional associate is compensated by an origination fee calculated using a formula agreed upon by the Company and such regional associate. The origination fees currently paid by the Company to its regional associates range from 0.5% to 4.0% of the principal amount of each loan made by the Company that was referred by the respective regional associate. The regional associates from time to time may assist the Company in monitoring any loans referred by them or otherwise made in their territories. For those services, the regional associates are compensated with a fixed fee per site visit.

BDC Regulation

     As BDCs, the Company and the Subsidiaries (collectively, the "Allied Lending Companies"), following their respective election to be regulated as BDCs will be regulated as BDCs under the 1940 Act. As a result, generally they are subject to periodic reporting and other requirements under the Securities Exchange Act of 1934, as amended ("1934 Act"), although the Company and the subsidiaries will file reports solely on a consolidated basis. Regulation as a BDC qualifies a company to be taxed under Subchapter M of the Internal Revenue
Code of 1986, as amended (the "Code") (see "        , page        ), but also
imposes certain limitations upon its operations. Set forth below is an outline of certain 1940 Act provisions governing BDCs.

     In general, a BDC may not acquire any investment asset other than certain specified assets ("Qualifying Assets") unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the Company's total investment assets (the "70% test"). Among the principal categories of Qualifying Assets relevant to the business of the Allied Lending Companies are the following:

     (1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An "eligible portfolio company" is defined in the 1940 Act as any issuer that: (a) is organized under the laws of, and has its principal place of business in, any state or states or any possession or possession of the United States; (b) that is neither an investment company (other than an SBA-licensed small business investment company which is wholly owned by the BDC nor a company excluded from the definition of "investment company" in the 1940 Act; and (c) does not have any class of securities with respect to which a member of a national securities exchange, broker, or dealer may extend or maintain margin credit to or for a customer (i.e., publicly traded securities). The Allied Lending Companies have received an order of the Commission permitting the Company to treat its investments in the Subsidiaries following the Reorganization as investments in eligible portfolio companies, and therefore are Qualifying Assets, for purposes of this test.

     (2) Securities of any eligible portfolio company that is controlled by the BDC.

     (3) Securities purchased in transactions not involving any public offering from an issuer described in clauses (a) and (b) of the above definition of "eligible portfolio company," or from certain other persons including any person in transactions incident thereto, if such securities were issued by an issuer that, immediately prior to the purchase of such issuer's securities by the BDC, was in bankruptcy proceedings or was otherwise unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

     (4) Cash, cash items, or Government securities, or high quality debt securities maturing in one year or less from the time of investment.

     In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1) through (3) above and, in order to treat securities as Qualifying Assets for the purpose of the 70% test, generally must make available with respect significant managerial assistance to the issuer of those securities. "Making available significant managerial assistance" means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Managerial assistance is made available to the portfolio companies by the loan officers who manage the Company's investments. Each portfolio company is assigned for monitoring purposes to a loan officer and is contacted and counseled if it appears to be encountering business or financial difficulties. The Allied Lending Companies also provide guidance and counsel on a continuing basis to any portfolio company that requests it, whether or not difficulties are perceived. The Allied Lending Companies' officers and directors are highly experienced in providing this type of managerial assistance to small businesses.

     Regarding the degree of leverage in its capital structure, a BDC may not issue any class of senior security representing an indebtedness or sell any senior security representing an indebtedness of which it is the issuer unless, immediately after such issuance or sale, it will have an asset coverage of at least 200 percent. "Asset coverage" of a class of senior securities representing indebtedness of an issuer means the ratio which the value of the total assets of such issuer, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senor securities representing indebtedness of such issuer. This limitation is not applicable to a class of senior securities not representing an indebtedness, which pursuant to the order granting exemptive relief from the Commission, specifically includes debt issued by Allied SBLC.

     None of the Allied Lending Companies may change the nature of their businesses so as to cease to be, or withdraw election as BDCs unless authorized by "the vote of a majority of its outstanding voting securities" as defined in the 1940 Act.

RISK FACTORS

     The purchase of any Shares offered by this Prospectus involves a number of significant risks and other factors relating to the structure and investment objective of the Company. As a result, there can be no assurance that the Company will achieve its investment objective. AN INVESTMENT IN THE SHARES WILL NOT BE SUITABLE FOR PERSONS WHO DO NOT INTEND, OR HAVE THE RESOURCES, TO HOLD THEM AS A LONG-TERM INVESTMENT.

     Government appropriations and SBA regulation. The Company's business remains largely dependent upon two government-sponsored, SBA-administered Loan Programs, the Section 7(a) Loan Program and the Section 504 Loan Program. The
Section 7(a) and 504 Loan Programs are regulated by the SBA pursuant to laws passed by Congress. There is no assurance that the government appropriations for these programs or for the operations of the SBA will be continued. In addition, both programs are subject to changes in law or regulation at any time that could have an adverse impact on the Company's operations with regard to the programs. See "The Company--Business of the Company and the Subsidiaries--The Section 7(a)
Loan Program," page   .

     Risks of default. Loans to small businesses involve a high risk of default. Such loans are not rated by any statistical rating organization. Small businesses usually have smaller product lines and market shares than larger companies and therefore may be more vulnerable to competition and general economic conditions. These businesses typically depend for their success on the management talents and efforts of one person or a small group of persons whose death, disability or resignation would adversely affect the business. Because these businesses frequently have highly leveraged capital structures, reduced cash flow resulting from economic downturns can severely impact the businesses' ability to meet their obligations. The portions of Section 7(a) loans retained and to be retained by the Company do not benefit directly from any SBA guarantees; in an event of default, however, the Company and the SBA typically cooperate in collateral foreclosure or other work-out efforts and share in any resulting collections. The Section 504 loans and the companion loans are not guaranteed in any part by the SBA and as a result carry a higher risk of loss from an event of default than do the Section 7(a) loans.

     Premium refund. Under its regulations, the SBA has the right to repurchase the guaranteed portions of loans at any time, though the Company is not aware of any instance in which the SBA has exercised that right. Conversely, the Company has the right to require the SBA to repurchase any loan which is 60 days past due. If such delinquency occurs within the first three months after the Company has sold the guaranteed portion of a loan and the late payments are not made up within 275 days after the loan sale, the Company must, when the loan is repurchased by the SBA from the secondary market, refund any premium that it had received on its sale of the loan to the secondary market. Moreover, under its guaranty the SBA will pay only the principal amount of the guaranteed portion of the loan and interest thereon for up to 120 days.

     Illiquidity of loans. SBLCs are required by SBA regulations to retain an economic interest in the unguaranteed portions of the Section 7(a) loans made by them until maturity. The Company may attempt at some time in the future to obtain the SBA's consent to the sale of the unguaranteed portion such loans, but there is no assurance that such consent, if sought, will be forthcoming or that a market for such loans could be developed even if such consent were obtained.

     Interest rate fluctuations. Since all loans made by the Company are currently being made at variable rates of interest, the return on the Company's investment in them could decline if market interest rates were to decline from their current levels. New loans are being made on the basis of market rates which, being variable, may become unduly burdensome or otherwise come to appear unattractive to some borrowers as market interest rates increase. Moreover, rising interest rates may tend to reduce the premium that the Company receives on sales of the guaranteed portions of loans. Thus, any substantial increase in market interest rates could result in greater rates of prepayments of or defaults on outstanding loans and might tend to inhibit the expansion of the Company's business or otherwise reduce its profitability.

     Competition. There are several other SBLCs (non-bank lenders) as well as a large number of banks that participate in the Section 7(a) Loan Program. All of these participants compete for the business of eligible borrowers. From time to time, these competitors will offer loans at a lower rate of interest than the 2.75%-above-prime maximum rate permitted by the SBA, which is the rate at which the Company generally offers loans. However, such lower-cost loans are generally offered with shorter maturities than those which the Company is prepared to offer for its loans. Moreover, unlike SBLCs such as the Company, banks are frequently under different regulatory constraints on the types of loans that they are able to offer. Also, many participants in the Section 7(a) Loan Program do not have the same degree of expertise as does the Company in tailoring loans to meet the SBA's approval requirements and, accordingly, the Company is frequently in a position to obtain guaranteed funding for the borrower more rapidly than many other participants.

     The Company has not to date perceived competition to be a significant negative factor in the volume of loans that it is able to make or the rate of interest that it is able to charge for such loans. There is no assurance, however, that increased competition may not become a negative factor in the future.

     In addition, pursuant to the 1940 Act, the Company and the Subsidiaries are limited as to the amount of indebtedness they may have. The Company and Allied Credit must maintain an asset coverage of at least 200% for each class of senior security representing indebtedness. Accordingly, the Company may be at a competitive disadvantage with regard to other lenders or financial institutions that may be able to achieve greater leverage.

     Market price disparities. Shares of closed-end investment companies frequently trade at a discount from net asset value, but shares of some closed-end investment companies, including the Company as well as Allied I and Allied Capital Corporation II which are also managed by Advisers, have historically traded at a premium to net asset value. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that a company's net asset value per share will decline. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

     Loss of Subchapter M Tax Treatment. The Company may cease to qualify for Subchapter M tax treatment if it is unable to comply with the diversification requirements contained in Subchapter M of the Code. The Company may also cease to qualify as a regulated investment company and therefore to qualify for Subchapter M treatment, or be subject to a 4% excise tax, if it fails to make certain distributions. Under the 1940 Act, the Company will not be permitted to make distributions to stockholders unless it meets certain asset coverage requirements with respect to money borrowed and senior securities issued. See "Tax Status" in the Statement of Additional Information. Non-availability of Subchapter M tax treatment would have a materially adverse effect on the total return, if any, obtainable from an investment in the Company's shares.

     Risks of leverage. The Company and the Subsidiaries intend to continue to borrow funds from and issue senior debt securities to banks or other lenders up to the limit permitted by the 1940 Act. Such borrowings, unless fully offset by redemptions or repurchases of the Company's outstanding senior securities, will cause the Company to be fully leveraged with respect to its common stock. When such borrowings occur, the providers of these funds will have fixed dollar claims on the Company's consolidated assets superior to the claims of the holders of the Company's common stock. Any increase in the value of the Company's consolidated investments would cause its consolidated net asset value attributable to common shares to increase more sharply than it otherwise would, had the borrowings or preferred stock financings not occurred. Decreases in the value of the consolidated investments below their value at the time of acquisition, however, would cause the Company's consolidated net asset value attributable to common shares to decline more sharply than it otherwise would if the senior funds had not been borrowed. Similarly, any increase in the Company's consolidated income in excess of consolidated interest payable on the borrowed funds would cause its net income to increase more than it would without the leverage, while any decrease in its consolidated income would cause net income to decline more sharply than it would had the funds not been borrowed for investment. Moreover, the costs of borrowing may exceed the income from the portfolio securities purchased with the borrowed funds, and a decline in net asset value may result if the investment performance of the additional securities purchased fail to cover the Company's costs of borrowing to purchase these additional securities. Such a decline in net asset value could negatively affect the Company's ability to make common stock dividend payments. Also, if asset coverage for a class of senior security representing indebtedness declines to less than 200%, the Company may be required to sell a portion of its investments when it may be disadvantageous to do so.

     Leverage is thus generally considered a speculative investment technique. The ability of the Company to achieve its investment objective may depend in part on its continued ability to maintain a leveraged capital structure by borrowing from banks, or other lenders on favorable terms, and there can be no assurance that such leverage can in fact be maintained.

     The Company had outstanding the following sources of financing as of September 30, 1996:

                                                          ANNUAL RATE OF
                                                         INTEREST PAYMENTS                  ANNUAL PORTFOLIO
                                AMOUNT       -----------------------------------------      RETURN TO COVER
           CLASS              OUTSTANDING       INITIAL       AS OF SEPTEMBER 30, 1996    INTEREST PAYMENTS(1)
---------------------------   -----------    -------------    ------------------------    --------------------
Secured lines of credit....   $23,325,000    7.875%-8.122%          7.638%-8.138%                 2.92%

---------------

(1) The "Annual Portfolio Return to Cover Interest Payments" is calculated as estimated 1996 annual interest payments per class of senior security, divided by total assets at September 30, 1996.

     Bank Loans. At September 30,1996, the Company had a secured revolving line of credit agreement with a commercial bank which permits the Company to borrow up to $20 million with interest payable monthly at one-month London Inter-Bank Offered Rate (" LIBOR") plus 2.2% per annum. The agreement requires payment of a quarterly facility fee of 0.375% per annum on the unused portion of the line, and expires December 31, 1996. Principal payments are not required until the loan's maturity. The financial covenants of this line of credit agreement require the Company to have net worth at least equal to total liabilities. The Company may not permit total intangible assets (i.e., excess servicing asset) to exceed $5 million. Also, the Company must maintain a minimum interest coverage ratio (as defined in the credit agreement) of at least 1.5 to 1.

     At September 30, 1996, the Partnership had a secured revolving line of credit with a commercial bank to borrow up to $15 million at one-month LIBOR plus 2.7%. The agreement requires payment of a quarterly facility fee of 0.375% per annum on the unused portion of the line and expires November 30, 1996. This line of credit is used to finance the Partnership's loans closed under the
Section 504 program and companion loans made in conjunction with Section 7(a) guaranteed loans. The financial covenants of this line of credit agreement require the Company to have net worth at least equal to total liabilities. The Company may not permit total intangible assets (i.e., excess servicing asset) to exceed $5 million. The Company must maintain a minimum interest coverage ratio (as defined in the agreement) of at least 1.5 to 1.

     The Company is currently renegotiating its lines of credit in anticipation of the Reorganization. It is anticipated that each of the Subsidiaries will have a secured revolving line of credit with a commercial bank with similar amounts and terms as the existing credit facilities in existence at September 30, 1996, however there is no guarantee that such terms or amounts may be achieved.

     Illustration. The following table is provided to assist the investor in understanding the effects of leverage. The figures appearing in the table are hypothetical, and the actual return may be greater or less than those appearing in the table.

Assumed return on portfolio
  (net of expenses).........       -12%        -10%         -5%         0%       5%       10%       12%
Corresponding return to
  common stockholders.......    -29.61%     -25.54%     -15.38%     -5.23%    4.93%    15.09%    19.15%

                                   MANAGEMENT

BOARD OF DIRECTORS

     The business of the Company is managed under the supervision of its Board of Directors. For details concerning the persons who make up the Board of Directors ("Board") at the date of this Prospectus, see the Statement of Additional Information under the caption "Management." Four of the members of the Board are "interested persons," as the term is defined in the 1940
Act -- two are officers of the Company as well as of Advisers, one is formerly an executive officer of the Company and Advisers, and one is an officer of a registered broker-dealer. Five of the other Board members are not "interested persons," of the Company within the of the 1940 Act, and are hereinafter referred to as "non-interested directors."

     The responsibilities of the Board of Directors include, among other things, the approval or ratification of loans made by the Company, the quarterly valuation of the Company's assets, and the approval of the terms of the Company's borrowing or other leverage arrangements.

     The Board, including the non-interested directors, must also, at least annually, approve the investment advisory agreement with the Company's investment adviser and, annually and subject to stockholder ratification, appoint the Company's independent accountant.

     The audit and compensation committees of the Board of Directors, comprised exclusively of non-interested directors, respectively review with the Company's independent accountants the scope of the annual audit and the contents of the audited financial statements, and determine option awards to the officers under the Company's incentive stock option plan. Under that plan, options up to a total of 504,860 shares may be granted. Of the authorized options, the stock option plan committee has to date awarded a number of options, of which a total of 504,860 options were outstanding, a total of 226,644 options were exercisable, and a no additional options were available for grant at September 30, 1996. For details of the stock option plan, see the Statement of Additional Information under the caption "Management--Stock Options."

     The members of the Board of Directors are each compensated by fees at the rate of $1,000 per meeting of the Board of the Company or the Subsidiaries or each separate (i.e., not held on the same day as a full Board meeting) meeting of a committee of the Board which the member attends unless such separate meeting occurs on the same day as a Board meeting, in which case directors receive $500 for attendance at such committee meeting. There is no duplication of directors' fees and expenses even if some directors also take action on behalf of the Subsidiaries. The Company's stock option plan permits a one-time grant of options to each member of the Board who is not an employee of Advisers to purchase 10,000 shares of the Company's common stock. On December 26, 1995, such options were granted at an exercise price of $15.00 per share to all non-interested directors. On May 13, 1996, one newly elected director received a similar grant of 10,000 options also at an exercise price of $15.00 per share. The exercise price of all of these grants was the minimum provided under the Company's stock option plan.

INVESTMENT ADVISER

     Advisers is the investment adviser of the Company pursuant to an investment advisory agreement. Under that agreement, Advisers manages the loans made by the Company and each of the Subsidiaries, subject to the supervision and control of the Company's Board of Directors or the respective subsidiary, and evaluates, structures, closes and monitors those loans made by the Company and the Subsidiaries. Neither the Company nor any of its subsidiaries will make any loan or other investment that has not been recommended by Advisers. Except as to those investment decisions that require specific approval by the Company's Board of Directors so long as the investment advisory agreement remains in effect, Advisers has the authority to effect loans and sales of portions of loans for the Company's account or for the Subsidiaries' accounts. Advisers also serves as the investment adviser of Allied I, Allied Capital Corporation II ("Allied II"), Allied Capital Commercial Corporation ("Allied Commercial"), Business Mortgage Investors, Inc. ("BMI"), Allied Venture Partnership and Allied Technology Partnership. Some of the directors and officers of Advisers are also directors and officers of the Company.

     Katherine C. Marien is the Company's portfolio manager, a position she has held since 1992. She was a Financial Consultant with Wilks & Schwartz Broadcasting from 1991 to 1992 and a Financial Consultant to USA Mobil Communications, Inc. from 1991 to 1992.

     In May 1995, the Company's stockholders approved a new investment advisory agreement with Advisers (the "current agreement"). The current agreement will remain in effect from year to year as long as its continuance is approved at least annually by the Board of Directors, including a majority of the non-interested directors, or by a vote of a majority of the outstanding voting securities of the Company within the meaning of the 1940 Act. The current agreement may, however, be terminated at any time on sixty (60) days' notice, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Company, as defined in the 1940 Act, and will terminate automatically in the event of its assignment.

     The current advisory agreement provides that the Company will pay all of its own operating expenses, except those specifically required to be borne by Advisers. The expenses paid by Advisers include the compensation of the Company's officers and the cost of office space, equipment, and other personnel necessary for day-to-day operations. The expenses that are paid by the Company include the Company's share of transaction costs (including legal and accounting) incident to the acquisition and disposition of investments, regular legal and auditing fees and expenses, the fees and expenses of the Company's directors, the costs of printing and distributing proxy statements and other communications to stockholders, the costs of promoting the Company's stock, and the fees and expenses of the Company's custodian and transfer agent. The Company, rather than Advisers, is also required to pay expenses associated with litigation and other extraordinary or non-recurring expenses with respect to its operations and investments, as well as expenses of required and optional insurance and bonding. Advisers is, however, entitled to retain for its own account any fees paid by or for the account of any company, including a portfolio company, for special investment banking or consulting work performed for that company which is not related to the Company's investment transaction or follow-on managerial assistance. Advisers will report to the Company's Board of Directors not less often than quarterly all fees received by Advisers from any source whatever and whether, in its opinion, any such fee is one that Advisers is entitled to retain under the provisions of the current agreement. In the event that any member of the Board of Directors should disagree, the matter will be conclusively resolved by a majority of the Board of Directors, including a majority of the non-interested Directors.

     As compensation for its services to and the expenses paid for the account of the Company, Advisers is entitled to be paid quarterly, in arrears, a fee equal to 0.625% per quarter of the quarter-end value of the Company's total consolidated assets (other than Interim Investments and cash and cash equivalents) and 0.125% per quarter of the quarter-end value of the Company's Interim Investments and cash and cash equivalents. Such fees on an annual basis equal approximately 2.5% of the Company's total assets (other than Interim Investments and cash and cash equivalents) and 0.5% of the Company's Interim Investments and cash and cash equivalents. For the purposes of calculating the fee, the values of the Company's consolidated assets are determined as of the end of each calendar quarter. The quarterly fee is paid as soon as practicable after the values have been determined.

                        AUTHORIZED CLASSES OF SECURITIES

     Pursuant to the Company's Articles of Incorporation, the following are the authorized classes of securities of the Company, its Subsidiaries, and the Partnership as of September 30, 1996:

                                                                                               (4)
                                                                          (3)           AMOUNT OUTSTANDING
                                                        (2)         AMOUNT HELD BY         EXCLUSIVE OF
                       (1)                             AMOUNT      REGISTRANT OR FOR      AMOUNTS SHOWN
                  TITLE OF CLASS                     AUTHORIZED       ITS ACCOUNT            UNDER(3)
--------------------------------------------------   ----------    -----------------    ------------------
THE COMPANY:
  Common Stock....................................   20,000,000             0                5,122,060
THE PARTNERSHIP (ACLC LIMITED PARTNERSHIP)(a):
  Limited Partnership Interests...................          N/A           99%                       1%
Allied Capital SBLC Corporation...................   20,000,000             0                        0
Allied Capital Credit Corporation.................   20,000,000             0                        0

---------------

(a) The Company is also the general number partner of the Partnership.

                          DESCRIPTION OF COMMON STOCK

GENERAL

     The authorized capital stock of the Company is twenty million (20,000,000) shares with a par value of $0.0001. All of such shares were initially classified as common stock, of which 5,122,060 shares were outstanding as of September 30, 1996. All shares of common stock have equal rights as to earnings, assets, dividends, and voting privileges and, when issued, will be fully paid and nonassessable. The shares of common stock have no preemptive, conversion, or redemption rights and are freely transferable. In the event of liquidation, each share of common stock is entitled to its proportion of the Company's assets after debts and expenses. Each share is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. Allied I owned approximately 24% of the Company's outstanding shares of common stock at September 30, 1996. On matters requiring a vote of the Company's stockholders, Allied I has agreed to vote its shares only in the same proportion as the shares voted by the Company's public stockholders. The Company holds annual stockholders' meetings.

     The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions of redemption or other rights of such shares of capital stock.

DIVIDENDS AND DISTRIBUTIONS

     The Company intends to distribute substantially all of its net investment income to stockholders quarterly, generally on the last day of March, June, September and December of each year. In 1996, quarterly dividends were declared in February, May and August and paid on March 29, June 28, and September 30 each at a rate of $0.30 per share. For 1995, quarterly dividends were declared in February, May, August and November and paid on March 29, June 28, September 29, and December 29, 1995 at a rate of $0.27, $0.2825, $0.29 and $0.30 per share, respectively. The Board of Directors also declared an extra distribution in December 1995 of $0.0775 per share, which was paid to stockholders on January 31, 1996, for a total distribution for 1995 equal to $1.22 per share.

     Distributions made by the Company are taxable to stockholders as ordinary income or capital gains; however stockholders not subject to tax on income will not be required to pay tax on amounts distributed to them by the Company. Stockholders will receive notification from the Company at the end of the year as to the amount and nature of the income or gains distributed to them for that year. The distributions from the Company may be subject to the alternative minimum tax under the provisions of the Code.

     If the Company's investments do not generate sufficient income to make distributions or dividend payments as determined by the Board of Directors, then the Company may decide to liquidate a portion of its portfolio to fund the distribution. Such payments may include a tax basis return of capital to the stockholder, which, in turn, would reduce the stockholder's cost basis in the investment and have other tax consequences. Stockholders should consult their tax advisers for further guidance.

DIVIDEND REINVESTMENT PLAN

     The Company has adopted an "opt-out" dividend reinvestment plan pursuant to which the Company's transfer agent, acting as reinvestment plan agent, will automatically reinvest all distributions in additional whole and fractional shares for the accounts of all stockholders of record. Stockholders may change enrollment status in the reinvestment plan at any time by contacting either the plan agent or the Company. A stockholder's ability to participate in the reinvestment plan may be limited according to how the stockholder's shares are registered. Beneficial owners holding shares in street name may be precluded from participation by the nominee holding such shares. Stockholders who would like to participate in the reinvestment plan usually must have the shares registered in their own name.

     Under the reinvestment plan, the Company may issue new shares unless the market price of the outstanding shares is less than 110% of their contemporaneous net asset value. Alternatively, the transfer agent may, as agent for the participants, buy shares in the market. Newly issued shares for reinvestment plan purposes will be valued at the average of the reported closing prices of the outstanding shares on the last five trading days prior to and including the payment date of the distribution, but not less than 95% of the opening price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares, including any brokerage commissions. There are no other charges payable by stockholders in connection with the reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the stockholders.

                       REPORTS AND INDEPENDENT ACCOUNTANT

     For the year ended December 31, 1995, the independent accountant engaged to audit the Company's consolidated financial statements was the firm of Matthews, Carter and Boyce, which has been the Company's independent accountant since inception. The selection of independent accountant by the Company's non-interested directors is subject to annual ratification by stockholders at the Company's annual meeting. Matthews, Carter and Boyce has been selected as the independent accountant for the year ending December 31, 1996. This selection was ratified by a majority of the Company's stockholders at the Company's 1996 annual meeting. The consolidated financial statements of the Company included in this Prospectus are included in reliance on the authority of Matthews, Carter and Boyce as experts in auditing and accounting.

          CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     The Company's investments as well as those of the Subsidiaries are held under a custodian agreement by Riggs Bank N.A. at 808 17th Street, N.W., Washington, D.C. 20006, which also provides record keeping services. American Stock Transfer & Trust Company, 40 Wall Street, 46th floor, New York, New York 10005, acts as the Company's transfer, dividend paying, and reinvestment plan agent and registrar.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

     LEGAL PROCEEDINGS. The Company is party to certain lawsuits in connection with investments it has made to small businesses. While the outcome of these legal proceedings cannot at this time be predicted with certainty, management does not expect that these actions will have a material effect upon the financial position of the Company.

                                                                                        PAGE
                                                                                        ----
CHANGE OF NAME.......................................................................    B-2
MANAGEMENT...........................................................................    B-2
  Directors and Certain Officers.....................................................    B-2
  Compensation.......................................................................    B-5
  Stock Options......................................................................    B-7
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..................................    B-7
INVESTMENT ADVISORY AND OTHER SERVICES...............................................    B-8
  Investment Advisory Agreement......................................................    B-8
  Custodian Services.................................................................    B-9
  Accounting Services................................................................    B-9
TAX STATUS...........................................................................   B-10

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

LIQUIDITY AND CAPITAL RESOURCES

     In 1995, the Company expanded its product lines to small businesses as a result of the changes made to the SBA guaranteed loan program during December 1994. These changes in the SBA guaranteed loan program reduced the maximum loan size allowable under the program from $1 million to $500,000. The Company reacted quickly to the change in regulations and developed additional products for small businesses by utilizing the SBA 504 certified development company loan program, and by offering companion senior loans with Section 7(a) loans. Because the Company had a substantial backlog of guaranteed loans at December 31, 1994 that had been approved by the SBA prior to the 1994 regulation changes, and because of the development of new products, the Company was able to achieve its 1995 loan origination goals.

     In late 1995, the SBA again revised its guaranteed loan program and increased the maximum loan guarantee to $750,000. Thus, the Company is now able to once again provide up to a $1 million loan with a 75% government guarantee. This change should benefit the Company's loan origination activity.

     The Company originated $6.5 million in new loans during the first quarter of 1996. Net of loan sales, repayments and changes in portfolio valuation, the Company's total loans to small businesses decreased by $2.8 million to $44.4 million at March 31, 1996 as compared to December 31, 1995. At March 31, 1996, loans to small businesses totaled 87% of the Company's total assets, compared to 85% at December 31, 1995.

     The Company originated $48.2 million in new loans during 1995, a 10% increase over new loan originations of $43.9 million in 1994. Net of loan sales, repayments and changes in portfolio valuation, the Company increased its total loans to small businesses by $14.4 million or 44% during 1995 compared to 1994. At December 31, 1995, loans to small businesses totaled 85% of the Company's total assets, compared to 87% at December 31, 1994. The Company financed this growth in new loans through borrowings under the Company's lines of credit.

     During 1995, the Company modified a credit facility it has with a bank, consisting of a secured and unsecured line of credit. The secured line of credit was increased from $13 million to $15 million and the interest rate was changed from The Wall Street Journal floating prime rate to one-month LIBOR plus 2.2% per annum. As of March 31, 1996 and December 31, 1995, the Company was paying an interest rate of 7.51% and 7.95% per annum, respectively, as compared to an interest rate of 8.5% per annum at December 31, 1994.

The secured line of credit expires December 31, 1996. The Company had total borrowings under this facility equal to $8.9 million at March 31, 1996. In April 1996, this line of credit was amended to increase the borrowing limit to $20 million. This line of credit is used to finance loans made under the Section 7(a) guaranteed loan program.

     The unsecured line of credit has a borrowing limit of $2 million and bears interest at The Wall Street Journal prime rate plus 0.25% per annum. As of March 31, 1996 and December 31, 1995, the Company was paying an interest rate of 8.50% and 8.75% per annum, respectively, and had total borrowings under the facility equal to $0.8 million at March 31, 1996. In April 1996, the Company canceled this unsecured line of credit.

     During September 1995, the Company, through the Partnership, entered into a credit agreement with an investment bank whereby the Partnership could borrow up to $20 million in order to finance its loans closed under the SBA 504 program and companion loans closed in conjunction with guaranteed loans. This credit agreement bears interest at one-month LIBOR plus 2% per annum and expires in September 1996. As of March 31, 1996 and December 31, 1995, the Company was paying interest of 7.44% and ranging from 7.75% to 7.93% per annum, respectively. The Company had total borrowings under this agreement equal to $6.3 million at March 31, 1996.

     In addition, the Partnership entered into a new line of credit with a bank in April 1996 to borrow up to $15 million at one-month LIBOR plus 2.7% which expires November 30, 1996. This line of credit will also be used to finance the Partnership's loans closed under the Section 504 loan program and companion loans closed in conjunction with guaranteed loans.

     Management plans to continue to use leverage to finance the growth of the Company; however as a BDC, the Company must maintain 200% asset coverage for each class of senior security representing indebtedness, which will limit the Company's ability to borrow. It is management's belief that the Company will have access to the capital resources necessary to expand and develop its business. The Company may seek to obtain funds through additional equity offerings, debt financings, or loan sales. The Company anticipates that adequate cash will be available to make new loans, fund its operating and administrative expenses, satisfy debt service obligations and pay dividends throughout 1996. However, there can be no assurance that the Company will be able to obtain all required financing.

     The Company is anticipating a reorganization of its corporate structure for which it has received exemptive relief from the Commission and permission from the SBA. Under the new structure, which is expected to be in effect December 1, 1996, the Company will become a holding company with two wholly owned subsidiaries -- Allied SBLC and Allied Credit. The Company will transfer its SBLC license and all Section 7(a) loans and related assets and liabilities to Allied SBLC in return for 100% of Allied SBLC's outstanding stock. The Company will contribute its 99% limited partnership interest in the Partnership and all of its loans and related assets and liabilities to Allied Credit in return for 100% of Allied Credit's outstanding stock. Simultaneously with this transaction, Allied Credit will purchase the 1% limited partnership interest not owned by the Company. The Company believes the new structure will provide the Company and the subsidiaries with greater flexibility to generate loans, and to operate within certain regulatory constraints.

RESULTS OF OPERATIONS

Comparison of the Three Months Ended March 31, 1996 to March 31, 1995

     For the three months ended March 31, 1996, the net increase in net assets resulting from operations was $1.3 million, or $0.30 per share, which was even with $1.3 million, or $0.31 per share, for the same period for 1995.

     Investment income increased $426,000, or 23%, over the comparative three months in 1995 to $2.3 million. This increase was due to the net increase in loans of $12.5 million from March 31, 1995, which increased interest income earned by the Company. Premium income from the sales of the guaranteed portion of the Section 7(a) guaranteed loans was $662,000 in the three months ended March 31, 1996 as compared to $605,000 for the three months ended March 31, 1995.

     Investment advisory fees increased from $314,000 for the three months ended March 31, 1996, a 40% increase over $224,000 for the three months ended March 31, 1995. This increase is a result of an increase in invested and other assets on which the advisory fee is based. Interest expense was $396,000 for the three months ended March 31, 1996 as compared to $74,000 for the same period in 1995. This increase is due to the Company and the Partnership financing its new investments in loans by using leverage, which resulted in an increase in notes payable outstanding of $16 million at March 31, 1996 compared to $2.4 million at March 31, 1995. All other expenses of $132,000 for the three months ended March 31, 1996 were constant with $135,000 for the same period of 1995.

Comparison of 1995 to 1994

     For the year ended December 31, 1995, the net increase in net assets resulting from operations was $5.2 million or $1.20 per share as compared to $4.5 million or $1.04 per share for the year ended December 31, 1994, which represented a 16% increase. The net increase in net assets resulting from operations, which includes ordinary investment income, realized gains and losses, and unrealized appreciation and depreciation in the portfolio, increased primarily due to continued growth in the Company's portfolio of loans to small businesses.

     The Company's investments consist primarily of loans to small, privately held companies. These types of investments, by their nature, carry a high degree of business and financial risk. The Company thus obtains a high level of collateral to secure these loans and seeks to achieve a level of current income from its investments in these businesses commensurate with the risks assumed. Loans in the portfolio generally carry variable interest rates up to the prime rate plus 2.75% per annum. Given these variable rates, the interest income on the portfolio will fluctuate with the changes in the prime interest rate. The Company had a net increase in total investments of $14.4 million in 1995 which should result in improved investment income in future years, with the degree of such improvement dependent upon prime interest rate fluctuations.

     Interest income increased by $2.3 million in 1995 over 1994 to $6 million. This increase was directly related to the net increase in invested assets of $14.4 million during the year. Premium income from the sale of loans in 1995 decreased 11% to $2.1 million as compared to $2.3 million in the prior year. Overall total investment income increased by $2 million in 1995 or 33%.

     Investment advisory fees increased by $329,000 or 41% to $1.1 million in 1995 due to the growth of investments and other assets, upon which the investment advisory fee is based. The Company pays investment advisory fees at an approximate annual rate of 2.5% on invested assets and 0.5% on Interim Investments, cash and cash equivalents.

     In total, all other expenses increased by $1.1 million to $1.5 million for 1995 as compared to $376,000 for 1994. This increase in other expenses is primarily due to the increase in interest expense of $884,000 to $959,000 in 1995 compared to $75,000 in 1994 as a result of the Company leveraging its portfolio. Total borrowings increased from $3.1 million at December 31, 1994 to $18.9 million at December 31, 1995.

     Costs of stockholder services increased by $94,000 to $148,000 in 1995. The Company had a special stockholders meeting in 1995 to expand the Company's investment objective and policies. The Company also incurred higher stockholder costs because Allied Capital Corporation (former Parent), the Company's former Parent, distributed 335,086 shares of the Company's common stock to the former Parent's stockholders in lieu of a cash dividend in January 1995, thus increasing the number of the Company's stockholders. Other operating expenses increased $85,000 to $201,000 in 1995 from $116,000 in 1994 due to increased costs of operations resulting from growth.

     Total dividends from taxable income for 1995 equaled $1.22 per share. Taxable income was greater than the net increase in net investment income before net unrealized appreciation on investments because of certain timing differences in the recognition of income for federal income tax purposes.

Comparison of 1994 to 1993

     For the year ended December 31, 1994, the net increase in net assets resulting from operations was $4.5 million as compared to $2.7 million for the year ended December 31, 1993, a 69% increase. The net increase in net assets resulting from operations, which includes ordinary investment income, realized gains and losses, and unrealized appreciation and depreciation in the portfolio, increased primarily due to continued growth in the Company's portfolio of loans to small businesses and increases in the prime interest rate.

     Interest income increased $1.5 million or 64% in 1994 to $3.7 million. This increase was both a function of the net increase in total investments of $11 million during the year and the rise in the prime interest rate during the year. At December 31, 1993, the prime rate was 6% per annum, and as a result the Company's approximate lending rate was 8.75% per annum. At December 31, 1994, the prime rate had risen to 8.5% per annum, causing the Company's approximate lending rate to increase to 11.25% per annum. Premiums on the sale of loans stayed relatively constant during 1994 at $2.3 million even though total loans sold in 1994 were $37 million as compared to $23 million sold in 1993. The rise in interest rates during 1994 had the effect of depressing loan sale premiums in the secondary market during certain periods throughout the year; however, this effect was mitigated by the increase in yield on the portfolio. Overall total investment income increased by $1.6 million in 1994 or 36%.

     The Company completed its first full year of operating as a public company in 1994. In 1993, the Company operated as a subsidiary of the former Parent for almost eleven months of the year preceding the initial public offering in November 1993. As a result, the change in expense levels between 1994 and 1993 are mostly due to the change in operations of a separate public company. Investment advisory fees increased by $239,000 or 42% to $811,000 in 1994. This was due to the fact that for a majority of 1993, the Company's total assets were approximately $22 million, and as a result of new capital generated by the initial public offering, assets during 1994 were approximately $36 million, an overall increase in assets of approximately $14 million or 64%. The Company paid investment advisory fees at an approximate annual rate of 2.5% on invested assets, and 0.5% on cash and cash equivalents.

     In total, other operating expenses and interest expense declined in 1994 by $564,000 primarily due to the fact that for much of 1993 the Company had outstanding loans from the former Parent of approximately $10 million which generated interest expense totaling $707,000. Upon the completion of the initial public offering, these loans were repaid, and the Company's borrowings in 1994 under its new credit facilities were at substantially lower levels, causing 1994 interest expense to be only $75,000.

     Total quarterly dividends and the annual extra dividend from taxable income for 1994 were $1.08 per share. Taxable income was greater than the net investment income before net unrealized depreciation on investments because of certain timing differences in the recognition of income for federal income tax purposes versus financial reporting purposes.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                        PAGE
                                                                                        ----
Consolidated Balance Sheet--March 31, 1996 (unaudited) and December 31, 1995 and
  1994...............................................................................    F-2
Consolidated Statement of Operations--For the Three Months Ended March 31, 1996 and
  1995 (unaudited) and the Years Ended December 31, 1995, 1994 and 1993..............    F-3
Consolidated Statement of Changes in Net Assets--For the Three Months Ended March 31,
  1996 and 1995 (unaudited) and the Years Ended December 31, 1995, 1994 and 1993.....    F-4
Consolidated Statement of Cash Flows--For the Three Months Ended March 31, 1996 and
  1995 (unaudited) and the Years Ended December 31, 1995, 1994 and 1993..............    F-5
Consolidated Statement of Investments in Small Business Concerns--March 31, 1996
  (unaudited) and December 31, 1995 and 1994.........................................    F-6
Notes to Consolidated Financial Statements...........................................    F-7
Report of Independent Accountants....................................................   F-14

                       ALLIED CAPITAL LENDING CORPORATION

                           CONSOLIDATED BALANCE SHEET
                    (IN THOUSANDS, EXCEPT NUMBER OF SHARES)

                                                                                        DECEMBER 31,
                                                                                 --------------------------
                                                                                    1995           1994
                                                                   MARCH 31,     -----------    -----------
                                                                     1996
                                                                  -----------
                                                                  (UNAUDITED)
Assets
Investments at Value:
  Loans receivable (cost: 1996-$43,946; 1995-$46,451;
     1994-$32,935).............................................     $43,730        $  46,223      $  32,771
  Loans held for sale (cost: 1996-$586; 1995-$851; 1994-$0)....         626              924             --
                                                                  -----------    -----------    -----------
     Total investments.........................................      44,356           47,147         32,771
Cash and cash equivalents......................................       1,237            3,020          1,297
Accrued interest receivable....................................         703              732            451
Excess servicing asset.........................................       4,230            3,828          2,700
Other assets...................................................         638              753            400
                                                                  -----------    -----------    -----------
     Total assets..............................................     $51,164        $  55,480      $  37,619
                                                                  =========          =======        =======
Liabilities and Shareholders' Equity
Liabilities:
  Notes payable................................................     $16,008        $  18,914      $   3,130
  Dividends and distributions payable..........................          --              340            262
  Accounts payable and accrued expenses........................       1,877            3,012          1,209
  Investment advisory fee payable..............................         314              330            230
                                                                  -----------    -----------    -----------
     Total liabilities.........................................      18,199           22,596          4,831
                                                                  -----------    -----------    -----------
Commitments and Contingencies
Shareholders' Equity:
  Common stock, $.0001 par value, 20,000,000 shares authorized;
     4,389,461, 4,384,921 and 4,370,400 shares issued and
     outstanding at March 31, 1996, December 31, 1995 and
     1994......................................................          --               --             --
  Additional paid-in capital...................................      33,318           33,252         33,069
  Net unrealized depreciation on investments...................        (176)            (155)          (164)
  Distributions in excess of accumulated earnings..............        (177)            (213)          (117)
                                                                  -----------    -----------    -----------
     Total shareholders' equity................................      32,965           32,884         32,788
                                                                  -----------    -----------    -----------
     Total liabilities and shareholders' equity................     $51,164        $  55,480      $  37,619
                                                                  =========          =======        =======

   The accompanying notes are an integral part of these financial statements.

                       ALLIED CAPITAL LENDING CORPORATION

                      CONSOLIDATED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                           FOR THE
                                                         THREE MONTHS         FOR THE YEARS ENDED
                                                       ENDED MARCH 31,            DECEMBER 31,
                                                       ----------------    --------------------------
                                                        1996      1995      1995      1994      1993
                                                       ------    ------    ------    ------    ------
                                                       (UNAUDITED)
Investment Income:
  Interest..........................................   $1,591    $1,222    $5,966    $3,716    $2,260
  Premium income....................................      662       605     2,090     2,349     2,196
                                                       ------    ------    ------    ------    ------
     Total investment income........................    2,253     1,827     8,056     6,065     4,456
                                                       ------    ------    ------    ------    ------
Operating Expenses:
  Investment advisory fee...........................      314       224     1,140       811       572
  Interest expense..................................      396        74       959        75       707
  Legal and accounting fees.........................       74        38       170       131       124
  Stockholder services..............................       18        46       148        54        --
  Other operating expenses..........................       40        51       201       116       109
                                                       ------    ------    ------    ------    ------
     Total expenses.................................      842       433     2,618     1,187     1,512
                                                       ------    ------    ------    ------    ------
Net investment income...............................    1,411     1,394     5,438     4,878     2,944
Net realized gain (loss) on investments.............      (60)       10      (195)     (295)     (338)
                                                       ------    ------    ------    ------    ------
Net investment income before net unrealized
  appreciation (depreciation) on investments........    1,351     1,404     5,243     4,583     2,606
Net unrealized appreciation (depreciation) on
  investments.......................................      (21)      (59)        9       (52)       68
                                                       ------    ------    ------    ------    ------
Net increase in net assets resulting from
  operations........................................   $1,330    $1,345    $5,252    $4,531    $2,674
                                                       ======    ======    ======    ======    ======
Earnings per share..................................   $ 0.30    $ 0.31    $ 1.20    $ 1.04    $ 1.03
                                                       ======    ======    ======    ======    ======
Weighted average number of shares and share
  equivalents outstanding...........................    4,386     4,370     4,376     4,368     2,587
                                                       ======    ======    ======    ======    ======

   The accompanying notes are an integral part of these financial statements.

                       ALLIED CAPITAL LENDING CORPORATION

                CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                       FOR THE
                                                     THREE MONTHS            FOR THE YEARS ENDED
                                                   ENDED MARCH 31,              DECEMBER 31,
                                                  ------------------    -----------------------------
                                                   1996       1995       1995       1994       1993
                                                  -------    -------    -------    -------    -------
                                                  (UNAUDITED)
Increase in Net Assets Resulting from
  Operations:
  Net investment income........................   $ 1,411    $ 1,394    $ 5,438    $ 4,878    $ 2,944
  Net realized gain (loss) on investments......       (60)        10       (195)      (295)      (338)
  Net unrealized appreciation (depreciation) on
     investments...............................       (21)       (59)         9        (52)        68
                                                  -------    -------    -------    -------    -------
     Net increase in net assets resulting from
       operations..............................     1,330      1,345      5,252      4,531      2,674
                                                  -------    -------    -------    -------    -------
Distributions to Stockholders from:
  Net investment income........................    (1,315)    (1,179)    (5,339)    (4,718)    (2,772)
Capital Share Transactions:
  Sale of common stock in initial public
     offering..................................        --         --         --         --     27,548
  Issuance of common shares in lieu of cash
     distributions.............................        66         43        183         20         --
                                                  -------    -------    -------    -------    -------
     Net increase in net assets resulting from
       capital share transactions..............        66         43        183         20     27,548
                                                  -------    -------    -------    -------    -------
Total increase (decrease) in net assets........        81        209         96       (167)    27,450
Net assets at beginning of period..............    32,884     32,788     32,788     32,955      5,505
                                                  -------    -------    -------    -------    -------
Net assets at end of period....................   $32,965    $32,997    $32,884    $32,788    $32,955
                                                  =======    =======    =======    =======    =======
Net asset value per share......................   $  7.51    $  7.55    $  7.50    $  7.50    $  7.54
                                                  =======    =======    =======    =======    =======
Shares outstanding at end of period............     4,389      4,373      4,385      4,370      4,368
                                                  =======    =======    =======    =======    =======

   The accompanying notes are an integral part of these financial statements.

                       ALLIED CAPITAL LENDING CORPORATION

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (IN THOUSANDS)

                                                             FOR THE
                                                           THREE MONTHS             FOR THE YEARS ENDED
                                                         ENDED MARCH 31,                DECEMBER 31,
                                                        ------------------    --------------------------------
                                                         1996       1995        1995        1994        1993
                                                        -------    -------    --------    --------    --------
                                                        (UNAUDITED)
Cash Flows from Operating Activities:
  Net increase in net assets resulting from
    operations.......................................   $ 1,330    $ 1,345    $  5,252    $  4,531    $  2,674
  Adjustments to reconcile net increase in net assets
    resulting from operations to net cash provided by
    operating activities:
    Premium income...................................      (662)      (605)     (2,090)     (2,349)     (2,196)
    Amortization of loan discounts and fees..........      (100)      (110)       (286)       (362)       (188)
    Net realized (gain) loss on investments..........        60        (10)        195         295         338
    Net unrealized (appreciation) depreciation on
      investments....................................        21         59          (9)         52         (68)
  Changes in assets and liabilities:
    Accrued interest receivable......................        29       (156)       (281)       (227)         (8)
    Excess servicing asset...........................      (402)      (256)     (1,128)     (1,094)       (233)
    Other assets.....................................       115        267        (353)        (67)        604
    Accounts payable and accrued expenses............    (1,135)       111       1,803        (372)       (411)
    Investment advisory fee payable..................       (16)        (5)        100         163          67
                                                        -------    -------    --------    --------    --------
      Net cash provided by (used in) operating
         activities..................................      (760)       640       3,203         570         579
                                                        -------    -------    --------    --------    --------
Cash Flows from Investing Activities:
  Loan originations..................................    (6,509)    (8,917)    (48,213)    (43,853)    (30,482)
  Proceeds from the sale of loans....................     8,080      9,981      31,816      32,509      20,992
  Collection of principal............................     1,901        566       4,211       2,728       1,702
                                                        -------    -------    --------    --------    --------
      Net cash provided by (used in) investing
         activities..................................     3,472      1,630     (12,186)     (8,616)     (7,788)
                                                        -------    -------    --------    --------    --------
Cash Flows from Financing Activities:
  Dividends and distributions paid...................    (1,589)    (1,398)     (5,078)     (4,785)     (4,135)
  Proceeds from issuance of common stock.............        --         --          --          --      27,548
  Payment of long term debt..........................        --         --          --          --      (7,860)
  Net borrowings (repayments) under revolving lines
    of credit........................................    (2,906)      (735)     15,784       3,130          --
                                                        -------    -------    --------    --------    --------
      Net cash provided by (used in) financing
         activities..................................    (4,495)    (2,133)     10,706      (1,655)     15,553
                                                        -------    -------    --------    --------    --------
  Net increase (decrease) in cash and cash
    equivalents......................................    (1,783)       137       1,723      (9,701)      8,344
  Cash and cash equivalents, beginning of period.....     3,020      1,297       1,297      10,998       2,654
                                                        -------    -------    --------    --------    --------
  Cash and cash equivalents, end of period...........   $ 1,237    $ 1,434    $  3,020    $  1,297    $ 10,998
                                                        ========   ========   =========   =========   =========
Supplemental Disclosure of Cash Flow Information
Noncash investing and financing activities:
  Issuance of common shares in lieu of cash
    distributions....................................   $    66    $    43    $    183    $     20    $     --
                                                        ========   ========   =========   =========   =========
Interest paid........................................   $   421    $    57    $    849    $     70    $    744
                                                        ========   ========   =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                       ALLIED CAPITAL LENDING CORPORATION

        CONSOLIDATED STATEMENT OF INVESTMENTS IN SMALL BUSINESS CONCERNS
             (IN THOUSANDS, EXCEPT NUMBER OF LOANS AND PERCENTAGES)

                                                                MARCH 31, 1996      DECEMBER 31, 1995     DECEMBER 31, 1994
                                 NUMBER        PERCENT OF     ------------------    ------------------    ------------------
      TYPE OF BUSINESS         OF LOANS(a)    PORTFOLIO(a)     COST       VALUE      COST       VALUE      COST       VALUE
----------------------------   -----------    ------------    -------    -------    -------    -------    -------    -------
                                                              (UNAUDITED)
Autoexhaust Repair..........        39              1         $   279    $   242    $   237    $   215    $   330    $   307
Automotive Repair...........        29              2             785        785        819        819        483        483
Bakeries....................         5              *             109         89         88         88        159        159
Car Washes..................         4              1             622        622        621        621        256        256
Contractors.................         5              1             434        434        439        439         --         --
Day Care Centers............         7              4           1,594      1,594      1,710      1,710         --         --
Food Stores.................        12              4           1,949      1,944      1,849      1,844      2,087      2,037
Gasoline Stations...........        22             16           6,996      6,996      8,530      8,530      1,739      1,739
Hobbies and Games...........         9              *              40         40         41         41         49         49
Home Furnishings............        14              1             517        517        532        532        473        473
Hotels and Motels...........        46             27          12,135     12,135     11,559     11,559      6,020      6,020
Laundries and Cleaners......        58              1             598        598        480        473        586        586
Manufacturing...............        54             12           5,511      5,538      5,596      5,583      5,744      5,744
Personal Services...........        13              2             747        747      1,125      1,162        172        172
Professional Services.......        16              2             702        702        779        779      3,255      3,202
Restaurants.................        62              8           3,649      3,558      3,935      3,874      5,294      5,256
Retail Shops................        32              3           1,493      1,460      2,225      2,222      1,321      1,321
Wholesalers.................         6              2             901        901        952        951         --         --
Miscellaneous Businesses....        83             12           5,471      5,454      5,785      5,705      4,967      4,967
                                   ---                        -------    -------    -------    -------    -------    -------
    TOTAL LOANS.............       516                        $44,532    $44,356    $47,302    $47,147    $32,935    $32,771
                               ==========                     =======    =======    =======    =======    =======    =======

---------------

 *  Less than 1%.

(a) Number of loans and percent of portfolio are as of March 31, 1996.

   The accompanying notes are an integral part of these financial statements.

                       ALLIED CAPITAL LENDING CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION AND BASIS OF PRESENTATION

     Organization. Allied Capital Lending Corporation (the Company) is a closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company is an authorized small business lending company and engages in the business of originating loans to qualified small businesses throughout the United States. The Company raised net proceeds of approximately $27,500,000 in equity through an initial public offering (IPO) in November 1993. Prior to the IPO, the Company was a wholly owned subsidiary of Allied Capital Corporation (former Parent). As of March 31, 1996 and December 31, 1995, Allied Capital Corporation owned approximately 28 percent of the Company's outstanding common stock.

     The Company has an investment advisory agreement with Allied Capital Advisers, Inc. (Advisers), whereby Advisers manages the investments of the Company subject to the supervision and control of the Company's board of directors. Certain directors and officers of Advisers are also directors and officers of the Company.

     Basis of Presentation. In April 1995, ACLC Limited Partnership (the Partnership) was formed so the Company could participate in the U.S. Small Business Administration (SBA) 504 loan program and originate other types of small business loans. The Company is the general partner and has a 99 percent interest in the Partnership. Accordingly, the consolidated financial statements of the Company include the accounts of the Company and this majority owned Partnership. All significant intercompany accounts and transactions have been eliminated in consolidation.

     In the opinion of management, the unaudited consolidated financial statements of the Company presented contain all adjustments (consisting only of normal recurring accruals) necessary to present fairly the Company's consolidated financial position as of March 31, 1996 and the results of operations, changes in net assets and cash flows for the three months ended March 31, 1996 and 1995. The results of operations, changes in net assets and cash flows for the three months ended March 31, 1996 are not necessarily indicative of the operating results to be expected for the year ending December 31, 1996.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments. Loans receivable and the related excess servicing asset are valued by the Company's board of directors. Generally, the board of directors considers the fair value of the loans receivable to approximate their carrying value or amortized cost. Unrealized depreciation is recorded by the Company when the board of directors determines that significant doubt exists as to the ultimate realization of a loan.

     Loans that are held for sale are valued by the board of directors based upon the net proceeds which the Company may reasonably expect to receive for the sale of the guaranteed portion of the loan assuming such transaction occurred on the valuation date. The Company designates and classifies the guaranteed portion of a current loan as a security held for sale once the loan has been fully disbursed and held for at least 90 days.

     Interest Income. Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Interest income also includes servicing fees on loans sold to the secondary market less the amortization of any excess servicing asset.

     Premium Income. Premium income represents the differential in the value attributable to the sale of the guaranteed portion of a loan to the secondary market over the carrying amount of the loan.

     Realized Losses and Unrealized Appreciation or Depreciation on Investments. Realized losses result when a loan is written off as uncollectible. Unrealized appreciation or depreciation reflects the difference between cost and value.

     Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date.

                       ALLIED CAPITAL LENDING CORPORATION

     Federal Income Taxes. The Company's objective is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. The Company annually distributes all of its taxable income to its stockholders; therefore, a federal income tax provision is not required.

     Dividends declared by the Company in December that are payable to stockholders of record on a specified date in such month, but paid during January of the following year, are treated as if the distribution was received by the stockholder on December 31 of the year declared.

     Earnings Per Share. Earnings are defined as net investment income, net realized losses on investments and net unrealized appreciation or depreciation on investments. The computation of earnings per share is based on the weighted average number of shares and share equivalents outstanding during the period.

     Cash and Cash Equivalents. Cash equivalents consist of highly liquid investments with insignificant interest rate risk and original maturities of three months or less at the acquisition date. Cash and cash equivalents consisted of the following:

                                                                                       DECEMBER 31,
                                                                  MARCH 31,      ------------------------
                                                                    1996           1995           1994
                                                                  ---------      ---------      ---------
                                                                  (IN THOUSANDS)
Cash...........................................................    $   166        $    214       $     --
Repurchase agreements..........................................      1,071           2,806          1,297
                                                                    ------          ------
     Total.....................................................    $ 1,237        $  3,020       $  1,297
                                                                    ======          ======

     On March 31, 1996 and December 31, 1995, the Company had purchased $1,071,000 and $2,806,000, respectively, of overnight repurchase agreements collateralized by U.S. government securities under agreements to resell on April 1, 1996 and January 2, 1996, respectively.

     Incentive Stock Option Plan. Statement of Financial Accounting Standards No. 123, issued in October 1995, established new accounting standards for stock-based compensation plans and is effective for fiscal years beginning after December 15, 1995. This new standard will have no material impact on the Company's financial statements.

     Reclassifications. Certain reclassifications have been made to the 1995, 1994 and 1993 financial statements to conform with the 1996 financial statement presentation.

NOTE 3.  INVESTMENTS

     The Company and the Partnership originate loans to qualified small businesses in conjunction with the SBA Section 7(a) and SBA Section 504 loan programs, respectively.

     Under the Section 7(a) loan program, the Company originates loans that are guaranteed by the SBA and are collateralized, generally with first liens on real estate and/or personal property of the borrower. The SBA guarantees repayment between 75 percent and 80 percent of up to a $1,000,000 face amount and a maximum of three months of accrued interest on the guaranteed portion of the loans originated. The Company generally sells the guaranteed portion of its loans into the secondary market, and retains the rights to service such loans. The loans generally provide for an annual variable rate of interest equal to the then prevailing prime rate, as reported in The Wall Street Journal, plus 2.75 percent. The Wall Street Journal prime interest rate was 8.25 percent at March 31, 1996 and 8.5 percent at December 31, 1995 and 1994. The loans generally have a term of seven to 25 years and may be prepaid without penalty. The principal balance of the sold portions of such loans serviced by the Company was approximately $101,000,000, $97,000,000 and $82,000,000 at March 31, 1996,
December 31, 1995 and 1994, respectively.

                       ALLIED CAPITAL LENDING CORPORATION

     The Partnership originates real estate loans to qualified small businesses pursuant to the Section 504 loan program and originates companion loans to
Section 7(a) guaranteed loans. Under the Section 504 loan program, small businesses can purchase or build real estate with very favorable long-term debt. Loans the Partnership finances through the Section 504 loan program are structured such that the entrepreneur provides at least 10 percent of the project cost in equity, the Partnership provides 50 percent of the project cost in a 20-year floating rate first mortgage, and a local certified development company (CDC) provides a 20-year fixed rate second mortgage loan for the remaining 40 percent of the project cost. Both loans are fully amortizing and the Partnership loan provides for an annual variable rate of interest equal to the then prevailing prime rate, as reported in The Wall Street Journal, plus up to 2.75 percent. The also may originate senior loans secured by real estate as a companion loan to the Section 7(a) guaranteed loans. The companion loan is similar in terms to the Section 7(a) guaranteed loan with the exception that the companion loan is senior in debt priority to the Section 7(a) guaranteed loan, and carries no government guarantee.

     At March 31, 1996, December 31, 1995 and 1994, loans with a cost basis of $1,723,000, $3,835,000 and $979,000, respectively, were not performing and were not accruing interest.

     Total investments consisted of the following:

                                                                                     DECEMBER 31,
                                                                MARCH 31,      ------------------------
                                                                  1996           1995           1994
                                                                ---------      ---------      ---------
                                                                (IN THOUSANDS)
At amortized cost:
  Guaranteed portion under Section 7(a) program..............    $ 5,403        $ 10,275       $ 11,808
  Unguaranteed portion under Section 7(a) program............     26,789          33,223         21,127
  Section 504 program and companion loans....................     12,340           3,804             --
                                                                 -------         -------
     Total...................................................    $44,532        $ 47,302       $ 32,935
                                                                 =======         =======
At value:
  Guaranteed portion under Section 7(a) program..............    $ 5,403        $ 10,275       $ 11,808
  Unguaranteed portion under Section 7(a) program............     26,613          33,068         20,963
  Section 504 program and companion loans....................     12,340           3,804             --
                                                                 -------         -------
     Total...................................................    $44,356        $ 47,147       $ 32,771
                                                                 =======         =======

     For federal income tax purposes the unrealized depreciation for all securities, based on cost, and the aggregate cost of total investments as of March 31, 1996 were $176,000 and $44,532,000, respectively, and as of December 31, 1995 were $155,000 and $47,302,000, respectively.

NOTE 4.  EXCESS SERVICING ASSET

     When the Company sells the guaranteed portion of a Section 7(a) loan it has originated into the secondary market, it retains the unguaranteed portion and the right to service the entire loan. The Company recognizes premium income equal to the difference between the amount received from the purchaser and the carrying principal amount of the guaranteed portion sold plus the value of the servicing rights retained in excess of a normal servicing fee (excess servicing asset). The value of the excess servicing asset at the transaction date is based on various factors including premiums realized on comparable transactions in the secondary market and comparable market bids with normal servicing rates on SBA loans.

                       ALLIED CAPITAL LENDING CORPORATION

NOTE 5.  INVESTMENT ADVISORY AGREEMENT

     The Company has entered into an investment advisory agreement with Advisers, which is approved at least annually by the board of directors or by vote of a majority of the outstanding voting securities of the Company, as that term is defined in the 1940 Act. The agreement may be terminated at any time on sixty days' notice, without penalty, by the board of directors or by a vote of a majority of the outstanding voting securities and will terminate automatically in the event of its assignment.

     The Company pays all operating expenses, except those specifically required to be borne by Advisers. The expenses paid by Advisers include the compensation of the Company's officers and the cost of office space, equipment and other personnel required for the Company's day-to-day operations. The expenses that are paid by the Company include the Company's share of transaction costs incident to investment activities, legal and accounting fees, the fees and expenses of the Company's independent directors and the fees of its officer-directors, the costs of printing and mailing proxy statements and reports to stockholders, costs associated with promoting the Company's stock, and the fees and expenses of the Company's custodian and transfer agent. The Company is also required to pay expenses associated with litigation and other extraordinary or non-recurring expenses, as well as expenses of required and optional insurance and bonding. All fees paid by or for the account of an actual or prospective portfolio borrower in connection with an investment are treated as commitment fees and are received by the Company, rather than by Advisers. Advisers is entitled to retain for its own account any fees paid by or for the account of a company, including a portfolio company, for special investment banking or consulting work performed for that company which is not related to such investment transaction or management assistance.

     As compensation for its services to and the expenses paid for the account of the Company, Advisers is paid, quarterly in arrears, a fee equal to 0.625 percent per quarter of the quarter-end value of the Company's consolidated total assets, less interim investments, cash and cash equivalents plus 0.125 percent per quarter of the quarter-end value of consolidated interim investments, cash and cash equivalents. These fees on an annual basis approximate 2.5 percent on consolidated invested assets, and 0.5 percent on consolidated interim investments, cash and cash equivalents. Advisory fees for 1993 included the Company's pro rata share of the former Parent's investment advisory fee and other costs of approximately $505,000.

NOTE 6.  DIVIDENDS AND DISTRIBUTIONS

     The Company's board of directors declared and the Company paid a dividend of $0.30 per share for the first quarter of 1996. The Company's board of directors declared and the Company paid dividends of $0.30 per share for the fourth quarter, $0.29 per share for the third quarter, $0.2825 per share for the second quarter and $0.27 per share for the first quarter of 1995. The Company's board of directors also declared an extra distribution in December 1995 of $0.0775 per share, which was paid to stockholders on January 31, 1996, for a total distribution in 1995 equal to $1.22 per share.

     The distributions of taxable income declared by the board of directors for 1995, 1994 and 1993 were considered ordinary income for federal income tax purposes.

     The first quarter 1996 distribution of $0.30 per share was comprised of cash payments and issuance of the Company's shares pursuant to the Company's dividend reinvestment plan in the amounts of $0.29 and $0.01, per share, respectively. The 1995 distributions of $1.22 per share were comprised of cash payments and issuance of the Company's shares pursuant to the Company's dividend reinvestment plan in the amounts of $1.18 and $0.04, per share, respectively. The 1994 distributions of $1.08 per share were comprised of cash payments and issuance of the Company's common shares pursuant to the Company's dividend reinvestment plan in the amounts of $1.07 and $0.01, per share, respectively. 1993 distributions were paid in cash.

                       ALLIED CAPITAL LENDING CORPORATION

NOTE 7.  NOTES PAYABLE

     The Company has a $19,000,000 secured line of credit with a bank which expires December 31, 1996. The interest rate associated with this line of credit is equal to one-month LIBOR plus 2.2 percent per annum, payable monthly. As of March 31, 1996, December 31, 1995 and 1994, the Company was paying interest at
7.51 percent, 7.95 percent and 8.50 percent per annum, respectively, on the amounts outstanding under this line. The line of credit requires a quarterly facility fee of 0.375 percent per annum on the unused portion of the line of credit. As of March 31, 1996 and December 31, 1995, the Company had outstanding borrowings under the secured line of credit equal to $8,950,000 and $13,335,000, respectively.

     The Company had a $2,000,000 unsecured line of credit with a bank, which charged interest at The Wall Street Journal prime rate plus 0.25 percent per annum, payable monthly, and expired April 24, 1996. As of March 31, 1996, December 31, 1995 and 1994, the Company was paying interest at 8.50 percent,
8.75 percent and 8.75 percent per annum, respectively, on the amounts outstanding under this line. The line of credit required a quarterly facility fee of 0.375 percent per annum on the unused portion of the line of credit. As of March 31, 1996 and December 31, 1995, the Company had outstanding borrowings under the unsecured line of credit equal to $775,000 and $1,055,000, respectively.

     The Partnership has a credit agreement whereby the Partnership can borrow up to $20,000,000 in order to finance its loans to small business concerns. This credit agreement bears interest at a rate equal to one-month LIBOR plus 2 percent per annum, payable monthly, and expires on September 27, 1996. As of March 31, 1996 and December 31, 1995, the Partnership was paying interest of
7.44 percent and ranging from 7.75 to 7.93 percent per annum, respectively, on the amounts outstanding under this line. The agreement requires a quarterly facility fee of 0.15 percent per annum on the unused portion of the line. As of March 31, 1996 and December 31, 1995, the Partnership had outstanding borrowings under this agreement equal to $6,283,000 and $4,524,000, respectively.

NOTE 8.  SHAREHOLDERS' EQUITY

     The Company has a dividend reinvestment plan (the Plan). Stockholders of record are automatically enrolled in the Plan, and the Plan is considered an "opt-out" plan. The Company may instruct the stock transfer agent to buy shares in the open market or to issue new shares. When the Company issues new shares, the price is equal to the average of the closing sales prices reported for the shares for the five days on which trading in the shares takes place immediately prior to and including the dividend payment date. During 1995 and 1994, the Company issued 14,536 and 1,980 new shares pursuant to the Plan at an average price of $12.60 per share and $10.63 per share, respectively.

     The Company has an incentive stock option plan (ISO plan) which provides for the granting of stock options or shares to the Company's officers. The number of shares of the Company's stock available for option under the plan total 504,860. Options may be granted under the ISO plan at a price not less than the market value of the underlying shares on the date of the grant and in any event not less than the original offering price of the Company's shares ($15) and are exercisable over a ten-year period. The ISO plan also permits a one-time grant of options to each member of the board of directors who is not an employee of the investment adviser to purchase 10,000 shares of the Company's common stock. Holders of ten percent or more of the Company's stock must exercise their options within a five year period.

     Officers of the Company may borrow from the Company the funds necessary to exercise vested options. There were no loans outstanding at March 31, 1996, December 31, 1995 or 1994.

                       ALLIED CAPITAL LENDING CORPORATION

     A summary of the activity in the ISO plan is as follows:

                                                                                        YEAR ENDED DECEMBER 31,
                                                                         -----------------------------------------------------
                                                                              1995               1994               1993
                                                       THREE MONTHS      ---------------    ---------------    ---------------
                                                      ENDED MARCH 31,
                                                           1996
                                                      ---------------
                                                      (UNAUDITED)
Options outstanding at beginning of period.........       493,290                283,310            266,640                 --
Options granted....................................            --                266,646             50,000            266,640
Options exercised..................................            --                     --                 --                 --
Options canceled...................................       (26,664)               (56,666)           (33,330)                --
                                                          -------                -------            -------
Options outstanding at end of period...............       466,626                493,290            283,310            266,640
                                                          =======                =======            =======
Options available for grant........................        38,234                 11,570            221,550             26,860
Options exercisable................................       286,638                259,974            153,318             79,992
Option prices per share:
  Granted..........................................       $    --            $     15.00        $     15.00        $     15.00
  Exercised........................................       $    --            $        --        $        --        $        --
  Canceled.........................................       $ 15.00            $     15.00        $     15.00        $        --

NOTE 9.  COMMITMENTS AND CONTINGENCIES

     The Company had total loan commitments outstanding at March 31, 1996 and December 31, 1995 to various qualified small businesses totaling $45,000,000 and $33,000,000, respectively.

     In connection with the sale of the guaranteed portion of loans in 1992, the Internal Revenue Service may assert that these transactions subject the Company to a liability for income taxes of up to $845,000 for that year. If the Internal Revenue Service in the future asserts such a claim, management and tax counsel believe that the Company has valid defenses for the position that such transactions do not subject the Company to a liability for additional income taxes; however, the Company has an agreement with the former Parent pursuant to which the Company is indemnified against such liability if asserted.

NOTE 10.  CONCENTRATIONS OF CREDIT RISK

     The Company and the Partnership place their cash in financial institutions and at times, cash held in checking accounts may be in excess of the FDIC insurance limit.

NOTE 11.  QUARTERLY FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                               1995
                                                               ------------------------------------
                                                               QTR 1     QTR 2     QTR 3     QTR 4
                                                               ------    ------    ------    ------
                                                                 (IN THOUSANDS, EXCEPT PER SHARE
                                                                             AMOUNTS)
Total investment income.....................................   $1,827    $1,771    $2,327    $2,131
Net investment income.......................................   $1,394    $1,231    $1,580    $1,233
Net increase in net assets resulting from operations........   $1,345    $1,248    $1,402    $1,257
Per share...................................................   $ 0.31    $ 0.29    $ 0.32    $ 0.29


                       ALLIED CAPITAL LENDING CORPORATION

                                                                               1994
                                                               ------------------------------------
                                                               QTR 1     QTR 2     QTR 3     QTR 4
                                                               ------    ------    ------    ------
                                                                 (IN THOUSANDS, EXCEPT PER SHARE
                                                                             AMOUNTS)
Total investment income.....................................   $1,137    $1,512    $1,537    $1,879
Net investment income.......................................   $  873    $1,213    $1,242    $1,550
Net increase in net assets resulting from operations........   $  856    $1,228    $1,306    $1,141
Per share...................................................   $ 0.20    $ 0.28    $ 0.30    $ 0.26

     Quarterly amounts for 1994 have been reclassified to conform with classifications used in the financial statements for 1995.

                       ALLIED CAPITAL LENDING CORPORATION

                        REPORT OF INDEPENDENT ACCOUNTANT

To the Board of Directors and Stockholders
Allied Capital Lending Corporation

     We have audited the consolidated balance sheet of Allied Capital Lending Corporation as of December 31, 1995 and 1994, including the consolidated statement of investments in small business concerns as of December 31, 1995 and 1994 and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 1995 and the selected per share data presented as financial highlights for each of the five years in the period ended December 31, 1995. These financial statements and per share data are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included the examination or confirmation of securities owned at December 31, 1995 and 1994. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and selected per share data referred to above present fairly, in all material respects, the financial position of Allied Capital Lending Corporation as of December 31, 1995 and 1994, and the consolidated results of their operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 1995, and the selected per share data for each of the five years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

     As explained in Note 2, the consolidated financial statements include securities valued at $47,147,000 as of December 31, 1995 and $32,771,000 as of December 31, 1994, (85% and 87%, respectively, of total assets) whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

MATTHEWS, CARTER AND BOYCE

McLean, Virginia
February 2, 1996

------------------------------------------------------
                          ------------------------------------------------------
------------------------------------------------------
                          ------------------------------------------------------

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE COMPANY'S INVESTMENT ADVISER OR ANY UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITIES OTHER THAN THOSE TO WHICH IT RELATES OR AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, TO ANY PERSON IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE UNLAWFUL.

                               ------------------

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
Summary...............................     2
Fees and Expenses.....................     2
Available Information.................     4
Financial Highlights..................     4
Public Trading and Net Asset Value
  Information.........................     8
The Offer.............................     9
The Company...........................    10
Management............................    17
Authorized Classes of Securities......    19
Description of Common Stock...........    19
Reports and Independent Public
  Accountant..........................    20
Custodian, Transfer and Dividend
  Paying Agent and Registrar..........    20
Table of Contents of Statement of
  Additional Information..............    21
Management's Discussion and Analysis
  of Financial Condition and Results
  of Operations.......................    21
Financial Statements..................   F-1

                                1,244,914 SHARES

                                 ALLIED CAPITAL
                              LENDING CORPORATION

                                  COMMON STOCK

                          ---------------------------
                                   PROSPECTUS
                                           , 1996
                          ---------------------------

------------------------------------------------------
                          ------------------------------------------------------
------------------------------------------------------
                          ------------------------------------------------------

                                     PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY ANY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                             SUBJECT TO COMPLETION:

The date of issuance of this preliminary Statement of Additional Information is November 7, 1996.

                                1,244,914 SHARES

                       ALLIED CAPITAL LENDING CORPORATION

                                  COMMON STOCK
                            ------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information is not a prospectus. It should be
read with the Prospectus dated               , 1996 relating to this offering
(the "Prospectus"), which may be obtained by calling the Company at (202) 331-1112 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                        PAGE IN THE        LOCATION
                                                                         STATEMENT        OF RELATED
                                                                       OF ADDITIONAL    DISCLOSURE IN
                                                                        INFORMATION     THE PROSPECTUS
                                                                       -------------    --------------
CHANGE OF NAME......................................................         B-2                17
MANAGEMENT..........................................................         B-2                24
  Directors and Certain Officers....................................         B-2                --
  Compensation......................................................         B-5                --
  Stock Options.....................................................         B-7                --
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.................         B-7                --
INVESTMENT ADVISORY AND OTHER SERVICES..............................         B-8                --
  Investment Advisory Agreement.....................................         B-8             24-25
  Custodian Services................................................         B-9                27
  Accounting Services...............................................         B-9                27
TAX STATUS..........................................................        B-10                26

                                 CHANGE OF NAME

     The Company changed its name from "Allied Lending Corporation" to "Allied Capital Lending Corporation" in September 1993 in anticipation of its initial public offering in November 1993.

                                   MANAGEMENT

DIRECTORS AND CERTAIN OFFICERS

     The directors and certain officers of the Company as of September 30, 1996 are listed below together with their respective positions with the Company and a brief statement of their principal occupations during the past five years and any positions held with affiliates of the Company:

                                  POSITION(S) HELD         PRINCIPAL OCCUPATION(S) DURING PAST FIVE
 NAME, ADDRESS(1) AND AGE         WITH THE COMPANY                         (5) YEARS
--------------------------    -------------------------    -----------------------------------------
David Gladstone*              Chairman of the Board and    Employed by Allied Capital Corporation
  (Age 54)                    Chief Executive              ("Allied I") or Allied Capital Advisers,
                              Officer(2)                   Inc. ("Advisers") since 1974; Chairman
                                                           and Chief Executive Officer of Allied I,
                                                           Allied Capital Corporation II ("Allied
                                                           II"), Allied Capital Commercial
                                                           Corporation ("Allied Commercial"), and
                                                           Advisers; Director, President, and Chief
                                                           Executive Officer of Business Mortgage
                                                           Investors, Inc. ("BMI"); Director of The
                                                           Riggs National Corporation (bank holding
                                                           company); Trustee of The George
                                                           Washington University. He has served as a
                                                           director of the Company since 1976.
George C. Williams*(3)        Director                     Director of Allied I, Allied II, Allied
  (Age 70)                                                 Commercial, and of Advisers. Employed by
                                                           Allied I or Advisers as President,
                                                           Chairman or Vice Chairman from 1959-1996.
                                                           He has served as a director of the
                                                           Company since 1976.
Katherine C. Marien*          Director, President and      Employed by Advisers since 1992;
  (Age 47)                    Chief Operating              Executive Vice President of Allied I,
                              Officer(2)                   Allied II, Allied Commercial, BMI, and
                                                           Advisers; Executive Vice President of the
                                                           Company from 1992 to 1994; Financial
                                                           Consultant with Wilks & Schwartz
                                                           Broadcasting from 1990 to 1992; Financial
                                                           Consultant to USA Mobile Communications,
                                                           Inc. from 1991 to 1992; Senior Vice
                                                           President of Communications Equity
                                                           Associates from 1989 to 1991. She has
                                                           served as a director of the Company since
                                                           1995.
Jon W. Barker                 Director                     Associate with Grubb & Ellis (commercial
  (Age 52)                                                 real estate firm) since 1993; Vice
                                                           President of Shannon & Luchs Company
                                                           (commercial real estate firm) from 1979
                                                           to 1993. He has served as a director of
                                                           the Company since 1993.

                                  POSITION(S) HELD         PRINCIPAL OCCUPATION(S) DURING PAST FIVE
 NAME, ADDRESS(1) AND AGE         WITH THE COMPANY                         (5) YEARS
--------------------------    -------------------------    -----------------------------------------
Eleanor Deane Bierbower       Director(2)                  Financial consultant since 1992; Managing
  (Age 39)                                                 Partner of Deane Investment Company L.P.
                                                           since 1992; Chief Credit Officer of
                                                           Palmer National Bank from 1988 to 1992.
                                                           She has served as a director of the
                                                           Company since 1993.

Robert V. Fleming II          Director(2)                  Principal of Hoskinson Davis & Fleming
  (Age 43)                                                 (real estate firm) since 1984; Member of
                                                           the Board of Consultants of Riggs Bank
                                                           N.A.; Trustee of the National Child
                                                           Research Center; Member of the Associates
                                                           Board of National Rehabilitation
                                                           Hospital. He has served as a director of
                                                           the Company since 1993.

Anthony T. Garcia*            Director                     Senior Vice President of Lehman Brothers
  (Age 40)                                                 Inc.; Director of Allied Commercial. He
                                                           has served as a director of the Company
                                                           since 1993.

Arthur H. Keeney III          Director                     President, Chief Executive Officer,
  (Age 52)                                                 Chairman of the Executive Committee, and
                                                           Director of The East Carolina Bank since
                                                           1995; Vice President and General Manager
                                                           of The OMG Company (manufacturer of
                                                           electronic training devices) from 1994 to
                                                           1995; Recruiting Consultant with Don
                                                           Richards and Associates, Inc. (personnel
                                                           services provider) from 1993 to 1994;
                                                           Executive Director of the American
                                                           Foundation for Urologic Disease from 1991
                                                           to 1993; Executive Vice President at
                                                           Signet Bank from 1983 to 1991. He has
                                                           served as a director of the Company since
                                                           1995.

Robin B. Martin               Director(2)                  President and Chief Executive Officer of
  (Age 47)                                                 The Deer River Group (broadcasting
                                                           consulting firm) since 1978. Trustee of
                                                           Rensselaer Polytechnic Institute since
                                                           1986; Chairman Emeritus of The Corcoran
                                                           Gallery of Art. He has served as a
                                                           director of the Company since May 1996.

G. Cabell Williams III(3)     Executive Vice President     Employed by Advisers since 1981;
  (Age 42)                                                 Director, Chief Operating Officer and
                                                           President of Allied I; Executive Vice
                                                           President of Allied II, Allied
                                                           Commercial, Advisers, and BMI.

Jon A. DeLuca                 Executive Vice President,    Employed by Advisers since 1994;
  (Age 34)                    Treasurer, and Chief         Executive Vice President, Treasurer, and
                              Financial Officer            Chief Financial Officer of Allied I,
                                                           Allied II, Allied Commercial, BMI, and
                                                           Advisers. Manager of Entrepreneurial
                                                           Services at Coopers & Lybrand from 1986
                                                           to 1994.

                                  POSITION(S) HELD         PRINCIPAL OCCUPATION(S) DURING PAST FIVE
 NAME, ADDRESS(1) AND AGE         WITH THE COMPANY                         (5) YEARS
--------------------------    -------------------------    -----------------------------------------
Joan M. Sweeney               Executive Vice President     Employed by Advisers since 1993;
  (Age 36)                                                 President and Chief Operating Officer of
                                                           Advisers; Executive Vice President of
                                                           Allied I, Allied II, Allied Commercial,
                                                           Allied Mortgage and BMI; Senior Manager
                                                           at Ernst & Young from 1990 to 1993.

---------------

* These directors are, or may be deemed to be, "interested persons" of the Company within the meaning of the 1940 Act.

(1) Unless otherwise indicated, the address of directors and officers of the Company is 1666 K Street, N.W., 9th Floor, Washington, D.C. 20006-2803.

(2) Member of the Executive Committee, which is intended, during intervals between meetings of the Board of Directors, to exercise all powers of the Board in the management and direction of the business and affairs of the Company, except where action by the Board is required by applicable law.

(3) George C. Williams is the father of G. Cabell Williams III.

COMPENSATION

     The Company does not pay any cash compensation to any of its officers, other than directors' fees to those of its officers who are also directors. All of the Company's officers receive cash compensation from the Company's investment adviser. The Company, from time to time, grants stock options to its officers under the Company's Incentive Stock Option Plan.

     Each director receives a fee of $1,000 for each meeting of the Board of Directors of the Company or the Subsidiaries or each separate committee meeting attended, and $500 for each committee meeting held on the same day as a Board meeting. There is no duplication of directors' fees and expenses even if some directors also take action on behalf of the Subsidiaries. In addition, on December 26, 1995 each non-officer director (Ms. Bierbower and Messrs. Barker, Fleming, Garcia, Frank L. Langhammer and Keeney) received a one-time grant of options to purchase 10,000 shares of the Company's common stock at $15.00 per share pursuant to the Company's Stock Option Plan. On May 13, 1996 Mr. Martin, a non-officer director first elected to the Board in May 1996, similarly received a one-time grant of options to purchase 10,000 shares of the Company's common stock at $15.00 per share. The exercise price of those grants was the minimum provided under the Company's Stock Option Plan. Mr. Langhammer's unvested options to purchase 6,667 shares were canceled by their terms when he stepped down as a director in May 1996; his vested options to purchase 3,333 shares expired on July 12, 1996 without being exercised.

     The following table sets forth certain details of compensation paid to directors during 1995, as well as compensation paid for serving as a director of the two other investment companies to which the Company may be deemed related.

                               COMPENSATION TABLE

                                                          PENSION OR          ESTIMATED      TOTAL COMPENSATION
                                      AGGREGATE       RETIREMENT BENEFITS      ANNUAL         FROM COMPANY AND
                                  COMPENSATION FROM   ACCRUED AS PART OF    BENEFITS UPON    RELATED COMPANIES
       NAME AND POSITION           THE COMPANY(1)      COMPANY EXPENSES      RETIREMENT     PAID TO DIRECTORS(2)
--------------------------------  -----------------   -------------------   -------------   --------------------
David Gladstone.................       $ 9,000                $ 0                $ 0              $ 25,000
  Chairman of the Board and
  Chief Executive Officer
George C. Williams..............         9,000                  0                  0                24,000
  Vice Chairman of the Board(3)
Katherine C. Marien.............         4,000                  0                  0                 4,000
  Director, President and Chief
  Operating Officer
Jon W. Barker...................        10,000                  0                  0                10,000
  Director
Eleanor Deane Bierbower.........         8,000                  0                  0                 8,000
  Director
Robert V. Fleming II............        10,000                  0                  0                10,000
  Director
Anthony T. Garcia...............         7,000                  0                  0                 7,000
  Director
Arthur H. Keeney III............         7,000                  0                  0                 7,000
  Director

---------------

(1) Consists only of directors' fees.

(2) Comprised solely of amounts paid as compensation to directors by the Company, Allied I and Allied II.

(3) George C. Williams resigned as Vice Chairman, effective May 1996, but remains a director of the Company.

     Under Commission rules applicable to BDCs, the Company is required to set forth certain information regarding compensation paid from the Company during the last three fiscal years to its Chief Executive Officer and its President and the four other most highly compensated officers of the Company on December 31, 1995. However, the Company does not pay any cash compensation to any of its officers (other than directors' fees to those of its officers who are also directors). All of the Company's officers are employed by Advisers, which pays all of their cash compensation. The following chart summarizes the grants of options by the Company to the named executive officers during the past three fiscal years including the securities underlying those options, and any long term incentive plan ("LTIP") payouts.

                           SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM COMPENSATION AWARDS
                                                             --------------------------------------------
                                                                               SECURITIES      PAYOUTS
                                                               RESTRICTED      UNDERLYING    ------------
           NAMES AND PRINCIPAL POSITION              YEAR    STOCK AWARD(S)     OPTIONS      LTIP PAYOUTS
--------------------------------------------------   ----    --------------    ----------    ------------
David Gladstone...................................   1993          $0             66,660          $0
  Chairman and Chief Executive                       1994           0                  0           0
  Officer                                            1995           0             19,998           0

George C. Williams................................   1993           0             13,332           0
  Vice Chairman(1)                                   1994           0                  0           0
                                                     1995           0                  0           0

Katherine C. Marien...............................   1993           0             66,660           0
  President and Chief                                1994           0                  0           0
  Operating Officer                                  1995           0             33,330           0

John M. Scheurer..................................   1993           0              6,666           0
  Executive Vice President                           1994           0                  0           0
                                                     1995           0              6,666           0

G. Cabell Williams III............................   1993           0             13,332           0
  Executive Vice President                           1994           0                  0           0
                                                     1995           0              6,666           0

Joan M. Sweeney...................................   1993           0             13,332           0
  Executive Vice President........................   1994           0                  0           0
                                                     1995           0              6,666           0

---------------

(1) George C. Williams resigned as an officer of Advisers and the Company, effective May 1996.

STOCK OPTIONS

     On September 7, 1993, the Company's stockholders approved the Allied Capital Lending Corporation Incentive Stock Option Plan (the "Plan") under which an aggregate of 293,500 shares were reserved for grant to officers of the Company. On February 18, 1994, the Board of Directors unanimously adopted an amendment to the Plan to allow grants of options to be made to directors of the Company who are not officers of the Company ("non-officer directors") and to increase the number of shares available under the Plan to 504,860. This amendment was approved by the Company's stockholders on May 20, 1994. The Company then sought an order for exemptive relief from the Commission to allow the Company to grant options to non-officer directors, which order was granted on December 26, 1995. The following summary of the Plan's principal provisions are qualified by reference to the actual text of the Plan itself.

     PURPOSE OF THE PLAN. The purpose of the Plan is to advance the interests of the Company by providing directors and officers who have substantial responsibility for the direction and management of the Company with additional incentives, to increase their proprietary interest in the success of the Company, to reward outstanding performance, and to attract and retain executive personnel of outstanding ability.

     ADMINISTRATION. Except as to the non-officer director participants, the Plan is administered by the Compensation Committee comprised of at least two of the "non-interested" members of the Company's Board of Directors (the "Committee"). The Committee interprets the Plan and may prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary for its administration, other than with respect to grants for non-officer directors' options.

     PARTICIPANTS. The participation of non-officer directors is determined according to the 10,000 shares formula described above in connection with the proposed amendments to the Plan. The Committee determines and designates those officers of the Company who are eligible to participate in the Plan. The Committee will also determine the number of shares to be offered to each optionee. In making these determinations, the Committee takes into account the past service of the optionee and potential contributions to the success of the Company, and such other factors as the Committee deems relevant to accomplish the purposes of the Plan. Approximately 20 persons, including directors and officers, are eligible to participate in the stock option plan. The maximum number of shares that may be purchased upon the exercise of stock options granted under this Plan is 504,860, including 60,000 options granted for shares to non-officer directors.

     Options are not transferable other than by the laws of descent and distribution, and during an optionee's lifetime are exercisable only by the optionee.

     EXERCISE OF OPTIONS. Options are exercisable at a price equal to the fair market value of the stock of the Company at the time the option is granted, except with respect to options granted to any holder of 10% or more of the Company's outstanding shares, in which case the exercise price is not less than 110% of the current fair market value. The aggregate fair market value (determined at the time the option is granted) of the shares exercisable for the first time by any optionee during any calendar year may not exceed $100,000. The day on which the Committee approves the granting of an option is considered the date on which the option is granted. For purposes of the Plan, the fair market value of the stock is the closing price of the shares as quoted on the Nasdaq National Market for the business day preceding the date in question.

     Options granted to officers may contain such other terms and conditions as the Committee deems advisable, including but not limited to being exercisable only in installments. Options granted to different optionees or at different times need not contain similar provisions, but in any event options shall not be granted at a price below the Company's initial public offering price of $15 per share. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The option period may not exceed five years if the option is awarded to a holder of 10% or more of the Company's outstanding shares.

     All rights to exercise options terminate 60 days after an optionee ceases to be a director or an officer of the Company for any cause other than death or total and permanent disability. If an optionee's tenure is terminated for any reason other than death or total and permanent disability before expiration of his option and before he has fully exercised it, the optionee has the right to exercise the option during the balance of the 60-day period. If an optionee dies or becomes totally and permanently disabled before expiration of the option without fully exercising it, he or the executors or administrators or legatees or distributees of the optionee's estate shall, as may be provided at the time of grant, have the right, within one year after the optionee's death or total and permanent disability, to exercise the option in whole or in part before the expiration of its term.

     PAYMENT FOR SHARES. Full payment for shares purchased must be made at the time of exercising the option. At the request of the officer-optionee, however, the Board may authorize the Company to lend to such officer-optionee, as of the date of exercise, an amount equal to the exercise price of the option. The loan will (a) have a term of not more than ten years, (b) become due within 60 days after the recipient ceases to be an officer of the Company, (c) bear interest at a rate not less than the prevailing applicable federal rate at the time the loan is made, and in no event less than the prevailing rate applicable to 90-day United States Treasury bills, and (d) be fully collateralized at all times, which collateral may include securities issued by the Company. Loan terms and conditions may be changed by the Board to comply with applicable Internal Revenue Service ("IRS") and Commission regulations. Loans made for the purpose of exercising options are subject to Regulation G of the Federal Reserve Board.

     EFFECT OF CHANGE IN SHARES OF THE COMPANY SUBJECT TO PLAN. If there is a change in the number of outstanding shares of stock of the Company through the declaration of stock dividends, stock splits, or combinations or exchanges of shares, or otherwise, the number of shares available for option, the shares subject to an option, and the option prices shall be appropriately adjusted.

     AMENDMENT AND TERMINATION. The Board may modify, revise or terminate the Plan at any time, but may not modify or revise any material provision of the Plan without stockholder approval, except for such modifications or revisions as may be necessary to ensure the Plan's compliance with applicable law. The Plan, as amended, will terminate when there have been granted options on the total number of shares with respect to which options may be granted, by action of the Board of Directors, or on February 18, 2004, whichever occurs first.

     If the Company determines that the listing, registration or qualification of the stock subject to an option upon any securities exchange or under any state or federal law, or the consent or approval of any government or other regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of stock thereunder, the option may not be exercised unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company. No option will expire during any period when the right to exercise an option is so suspended. The Committee will extend its term for a further period so as to afford the optionee a reasonable opportunity to exercise the option, except that no option may be exercised more than ten years after it was granted.

     RESALE OF STOCK ACQUIRED PURSUANT TO OPTIONS. In most instances, the optionee must wait until at least six months after the grant of the option before selling the shares obtained upon its exercise to avoid liability under
Section 16 of the Securities Exchange Act of 1934. Any sales by optionees who may be deemed "affiliates" of the Company must be made pursuant to registration under the Securities Act of 1933 or pursuant to Rule 144 under the Act.

     FEDERAL TAX CONSEQUENCES. When a non-statutory stock option is exercised, the Company is entitled to a deduction equal to the difference between the fair market value of the stock acquired upon exercise over the price paid for the stock. The Company is generally not entitled to any deduction with respect to an ISO; however, if an optionee disposes of stock acquired with an ISO within two years of the date on which the option was granted or one year of the date of exercise, the Company is entitled to a deduction equal to the lesser of (1) the excess of the fair market value of the stock over the price paid, or (2) the gain actually realized by the optionee on disposition.

     The following table sets forth, for the Company's Chief Executive Officer and its President and the four other most highly compensated officers of Advisers, who were also officers of the Company on December 31, 1995, the details relating to option grants by the Company in 1995 and the potential realizable value of each grant, as prescribed to be calculated by the Commission.

                                                          OPTION GRANTS IN LAST FISCAL YEAR
                                  ----------------------------------------------------------------------------------
                                                                                                      POTENTIAL
                                                                                                 REALIZABLE VALUE AT
                                                                                                   ASSUMED ANNUAL
                                                                                                   RATES OF STOCK
                                                      PERCENT OF                                 PRICE APPRECIATION
                                     NUMBER OF       TOTAL OPTIONS                                  OVER 10-YEAR
                                    SECURITIES        GRANTED TO      EXERCISE                         TERM(1)
                                    UNDERLYING         EMPLOYEES      PRICE PER    EXPIRATION    -------------------
             NAME                 OPTIONS GRANTED       IN 1995         SHARE         DATE         5%         10%
-------------------------------   ---------------    -------------    ---------    ----------    -------    --------
David Gladstone................        19,998              9.7%        $ 15.00      02/15/05     $58,351    $270,596
George C. Williams.............             0              N/A             N/A           N/A         N/A         N/A
Katherine C. Marien............        33,330             16.1%        $ 15.00      02/15/05     $97,252    $450,994
John M. Scheurer...............         6,666              3.2%        $ 15.00      02/15/05     $19,450    $ 90,199
G. Cabell Williams III.........         6,666              3.2%        $ 15.00      02/15/05     $19,450    $ 90,199
Joan M. Sweeney................         6,666              3.2%        $ 15.00      02/15/05     $19,450    $ 90,199

------------------------------------------

(1) Potential realizable value is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, on stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment of the option holder. The potential realizable value may not necessarily be realized.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of September 30, 1996, there were 5,122,060 shares of the Company's common stock outstanding. The following table sets forth certain information as of September 30, 1996 regarding the shares of the Company's common stock beneficially owned by the two persons known by the Company to own beneficially more than 5% of the Company's common stock, as well as all directors and executive officers as a group:

                          NAME AND ADDRESS                               NUMBER OF      PERCENTAGE
                         OF BENEFICIAL OWNER                            SHARES OWNED     OF CLASS
---------------------------------------------------------------------   ------------    ----------
Allied Capital Corporation (1).......................................    1,244,914(2)       24.3%
  1666 K Street, NW, Ninth Floor, Washington, DC 20006
Liberty Investment Management........................................      363,751(3)        7.4%
  2502 Rocky Point Drive, Suite 500, Tampa, FL 33607
All directors and executive officers as a group (12 in number)(4)

---------------

(1) Allied Capital Corporation has agreed to vote its Shares on all matters only in the same proportion as the shares voted by the Company's public stockholders.

(2) Shares owned of record.

(3) Shares owned beneficially.

(4) Included in the total number of shares beneficially owned are 173,298 shares underlying unexercised stock options that are exercisable within 60 days of September 30, 1996, and 6,000 shares owned by the Allied Employee Stock Ownership Plan, for which David Gladstone and G. Cabell Williams III are co-trustees and share voting power.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Subject to the supervision and control of its Board of Directors, the investments of the Company are managed by Allied Capital Advisers, Inc., a publicly owned investment adviser located at 1666 K Street, N.W., 9th Floor, Washington, D.C. 20006-2803, telephone (202) 331-1112. Advisers is registered with the Commission under the Investment Advisers Act of 1940. The shares of Advisers are quoted on the Nasdaq National Market under the symbol "ALLA".

     Advisers currently employs thirty-eight (38) investment and other professionals, as well as thirty (30) other employees. David Gladstone, Chairman and Chief Executive Officer of Advisers, has 22 years of experience in making the types of investments made by the Company. Mr. Gladstone holds an MBA degree from the Harvard Business School and worked for Price Waterhouse and ITT Corporation before joining the Allied Capital organization in 1974. He is the author of Venture Capital Handbook and Venture Capital Investing, both published by Simon & Schuster/Prentice Hall.

     All investments of the Company must be approved by a credit committee composed of the senior investment officers of Advisers, including David Gladstone and Katherine C. Marien. Additionally, the Board of Directors of the Company reviews and approves or ratifies all loans made by the Company.

     Among the Company's directors, David Gladstone, Katherine C. Marien and Anthony T. Garcia are each, and George C. Williams may be deemed to be, an "interested person," as that term is defined in the 1940 Act, of the Company.

     Advisers is at this time a party to investment advisory agreements with the Company and with Allied I and Allied II, both business development companies which, directly or through one or more small business investment company subsidiaries, specialize in making loans with equity features to and equity investments in small business concerns. Advisers is the general partner of a private limited partnership which itself is the general partner of two privately funded venture capital limited partnerships, Allied Venture Partnership and Allied Technology Partnership, engaged substantially in the same business as the Allied I and Allied II but no longer making new investments. Advisers serves as the investment manager of those two limited partnerships.

All of these entities co-invest with one another, pursuant to exemption relief received from the Commission. In addition, Advisers is the investment manager of Allied Commercial, a publicly held real estate investment trust (a "REIT"), and the co-manager of BMI, a privately held REIT. Allied Commercial and BMI participate with one another in buying interest-paying business loans secured by real estate. At September 30, 1996, total assets under Advisers' management was
$     million.

CUSTODIAN SERVICES

     Under a Custodian Agreement, Riggs Bank N.A., whose principal business address is 808 17th Street, N.W., Washington, D.C. 20006, holds all securities of the Company, provides record keeping services, and serves as the Company's custodian.

ACCOUNTING SERVICES

     The firm of Matthews, Carter and Boyce was the independent accountant for the Company for the year ended December 31, 1995 and has been selected to serve as such for the year ending December 31, 1996 by the Board of Directors, and such selection was ratified by the stockholders of the Company at its annual meeting in May 1996. Its business address is: 8200 Greensboro Drive, Suite 1000, McLean, Virginia 22102-3864. Its phone number is (703) 761-4600. Matthews, Carter and Boyce is also the independent accountant for the Partnership.

     Matthews, Carter and Boyce, or its predecessor, has served as the Company's independent accountant since its inception and has no financial interest in the Company. The expense recorded during the fiscal year ended December 31, 1995, for the professional services provided to the Company by Matthews, Carter and Boyce consisted of fees for audit services (which included the audit of the consolidated financial statements of the Company and review of the filings by the Company of reports and registration statements with the Commission, the SBA or other regulatory authorities) and for nonaudit services, the fees for which the latter aggregated approximately 17% of the total fees. The non-audit services, which were arranged for by management without prior consideration by the Board of Directors, consisted of non-audit related consultation and the preparation of tax returns for the Company.

                                   TAX STATUS

     The Company, which has elected to be regulated as a "business development company" under the 1940 Act, has qualified and expects to continue to qualify as a regulated investment company ("RIC") under the Code. As such, the Company is not subject to federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gains, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its stockholders. It is the Company's intention to distribute substantially all such income and gains.

     The "Distribution Requirement," in order to qualify for that treatment, is that the Company must distribute to its stockholders for each taxable year at least 90% of its investment company taxable income. The Company must also meet the following additional requirements: (1) The Company must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) The Company must derive less than 30% of its gross income each taxable year from gains (without including losses) on the sale or other disposition of securities, or any of the following, that were held for less than three months--options, futures, or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures, or forwards thereon) that are not directly related to the Company's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) At the close of each quarter of the Company's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RIC's, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Company's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) At the close of each quarter of the Company's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RIC's) of any one issuer.

     The Company will be subject to a nondeductible 4% excise tax if the Company does not distribute at least 98% of its net investment income and net capital gains on a timely basis. The Company intends to make sufficient distributions to avoid this 4% excise tax.

     The Company, formerly a wholly owned subsidiary of Allied I, originates loans which are partially guaranteed by the SBA. The Company then sells the guaranteed portion of these loans in the secondary market. In connection with the sale of the guaranteed portion of loans in 1992, the IRS may assert that these transactions subject the Company to a liability for income taxes of up to $845,000 for that year. If the IRS in the future asserts such a claim, management and tax counsel believe that the Company has valid defenses for the position that such transactions do not subject the Company to a liability for additional income taxes; however, the Company has an agreement with Allied I pursuant to which the Company is indemnified against such liability if asserted.

     Although the Company presently does not expect to do so, it is authorized to borrow funds and to sell assets in order to satisfy its distribution requirements. However, under the 1940 Act, the Company will not be permitted to make distributions to stockholders while the Company's debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, the Company's ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its tax status as a RIC, including the Short-Short Limitation and the diversification requirements. If the Company disposes of assets in order to meet the distribution requirements, it may make such dispositions at times which, from an investment standpoint, are not advantageous.

     If the Company fails to satisfy the Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Company makes any distributions to its stockholders. In addition, in that case, all of the Company's distributions to its stockholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits). In contrast, as explained below, if the Company qualifies as a RIC, a portion of its distributions may be characterized as long-term capital gain in the hands of stockholders.

     Dividends paid by the Company from net investment income, the excess of net short-term capital gain over net long-term capital loss, and original issue discount or certain market discount income will be taxable to stockholders as ordinary income to the extent of the Company's current or accumulated earnings and profits. Distributions paid by the Company from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of the stockholder's holding period for his or her shares.

     To the extent that the Company retains any net capital gain, it may designate such retained gain as "deemed distributions" and pay a tax thereon for the benefit of its stockholders. In that event, the stockholders will be required to report their share of retained net capital gain on their tax returns as if it had been distributed to them and report a credit for the tax paid thereon by the Company. The amount of the deemed distribution net of such tax would be added to the stockholder's cost basis for his shares. Since the Company expects to pay tax on net capital gain at the regular corporate tax rate of 35% and the maximum rate payable by individuals on net capital gain is 28%, the amount of credit that individual stockholders may report would exceed the amount of tax that they would be required to pay on net capital gain. Stockholders who are not subject to federal income tax or tax on capital gains should be able to file a Form 990T or other appropriate form that allows them to recover the excess taxes paid on their behalf.

     Any dividend declared by the Company in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the stockholder generally will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in his shares.

     A stockholder may recognize taxable gain or loss if he sells or exchanges his shares. Any gain arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of shares generally will be a capital gain or loss except in the case of dealers or certain financial institutions. This capital gain or loss normally will be treated as a long-term capital gain or loss if the stockholder has held his shares for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received with respect to such shares and, for this purpose, the special rules of Section 246(c)(3) and (4) of the Code generally apply in determining the holding period of shares. Net capital gain of noncorporate taxpayers is currently subject to a maximum federal income tax rate of 28%, while other income may be taxed at rates as high as 39.6%. Corporate taxpayers are currently subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

     The Company may be required to withhold U.S. federal income tax at the rate of 31% of all taxable dividends and distributions payable to stockholders who fail to provide the Company with their correct taxpayer identification number. Withholding from dividends and distributions also is required for stockholders who otherwise are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against a stockholder's U.S. federal income tax liability.

     Federal withholding taxes at a 30% rate (or a lesser treaty rate) may apply to distributions to stockholders that are nonresident aliens or foreign partnerships, trusts, or corporations. Foreign investors should consult their tax advisors with respect to the possible U.S. federal, state, and local tax consequences and foreign tax consequences of an investment in the Company.

     The Company will send to each of its stockholders, as promptly as possible after the end of each fiscal year, a notice detailing, on a per share basis, the amounts includible in such stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS.

     The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Company and its stockholders. No attempt is made to present a complete explanation of the federal tax treatment of the Company's activities. Potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any applicable state, local, or foreign taxes.

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1. FINANCIAL STATEMENTS

     The following financial statements of Allied Capital Lending Corporation (the "Registrant" or "Company") are included in the Prospectus (Part A of this Registration Statement):

     Consolidated Balance Sheet--March 31, 1996 (unaudited) and December 31, 1995 and 1994

     Consolidated Statement of Operations--For the Three Months Ended March 31, 1996 and 1995 (unaudited) and the Years Ended December 31, 1995, 1994 and 1993

     Consolidated Statement of Changes in Net Assets--For the Three Months Ended March 31, 1996 and 1995 (unaudited) and the Years Ended December 31, 1995, 1994 and 1993

     Consolidated Statement of Cash Flows--For the Three Months Ended March 31, 1996 and 1995 (unaudited) and the Years Ended December 31, 1995, 1994 and 1993

     Consolidated Statement of Investments in Small Business Concerns--March 31, 1996 (unaudited) and December 31, 1995 and 1994

     Notes to Consolidated Financial Statements

     Report of Independent Accountants

2. EXHIBITS

a.      Amended and Restated Articles of Incorporation of the Registrant(1)
b.      By-Laws of the Registrant, as amended(6)
c.      None
d.1     Specimen certificate of Registrant's Common Stock, par value $0.0001, the rights of holders of which are defined in Exhibits a and b(7)
e.      Registrant's Dividend Reinvestment Plan(1)
f.      None
g.      Investment Advisory Agreement between Registrant and Allied Capital Advisers, Inc.
        ("Advisers")(2)
h.      None
i.      Registrant's Incentive Stock Option Plan, as amended(5)
j.      Custodian Agreement between Riggs Bank N.A. (formerly known as The Riggs National Bank of Washington, D.C.) and the Registrant, dated February 27, 1989(4)
k.1     Tax Indemnification Agreement dated November 12, 1993 between the Registrant and
        Allied Capital Corporation(3)
k.2     Amended and Restated Line of Credit, Security and Pledge Agreement, dated February 26,
        1996 and as amended April 18, 1996, and Promissory Note dated February 26, 1996, between the Company and Riggs Bank N.A. (formerly known as The Riggs National Bank of
        Washington, D.C.)(7)
k.4     Form of agreement between the Company and its regional associates(4)
k.7     Line of Credit, Security and Pledge Agreement and Promissory Note, dated April 18,
        1996, between ACLC Limited Partnership and Riggs Bank N.A.(7)
k.8     First Amendment to the Line of Credit, Security and Pledge Agreement dated October 18,
        1996, between ACLC Limited Partnership and Riggs Bank, N.A.*
l.      Opinion of Sutherland, Asbill & Brennan, L.L.P. as to the legality of the common stock being registered, and Consent to the use of such Opinion**
m.      None
n.      Consent of Matthews, Carter and Boyce, independent accountants**
o.      None
p.      None
q.      None
r.      Financial Data Schedule*
s.1     Powers of Attorney for certain signatories of this Registration Statement*

---------------

 * Filed herewith.

** To be filed pre-effective amendment.

 (1) Incorporated by reference to an exhibit of the same designation accompanying the Company's initial registration statement on Form N-2 (File No. 33-68836), as filed with the Commission on September 15, 1993.

 (2) Incorporated by reference to Exhibit A to the Company's definitive proxy statement relating to its annual meeting of stockholders held on May 9, 1995 (File No. 0-22832).

 (3) Incorporated by reference to Exhibit 10(c) to the Form 10-K filed by Allied Capital Corporation for the year ended December 31, 1993 (File No. 814-97).

 (4) Incorporated by reference to an exhibit accompanying Pre-Effective Amendment No. 1 to the Company's registration statement on Form N-2 (File No. 33-68836), as filed with the Commission on November 1, 1993.

 (5) Incorporated by reference to Exhibit B to the Company's definitive proxy statement relating to its annual meeting of stockholders held on May 20, 1994 (File No. 0-22832).

 (6) Incorporated by reference to Exhibit 3(ii) filed with the Company's Annual Report on Form 10-K for the year ended December 31, 1995 (File No. 0-22832).

 (7) Incorporated by reference to an exhibit of the same designation accompanying Pre-Effective Amendment No. 1 to the Company's registration statement on Form N-2 (File No. 333-02185), as filed with the Commission on April 26, 1996.

ITEM 25. MARKETING ARRANGEMENTS

     The Company has no marketing arrangements to be disclosed pursuant to this Item.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The expenses in connection with the distribution of the securities being offered hereby, other than underwriting discounts and commissions, are estimated as follows:

        Securities and Exchange Commission Registration Fee...............   $
        NASD Filing Fee...................................................
        Blue Sky Fees and Expenses........................................          0
        Printing and Conversion Expenses..................................     15,000
        Legal Fees and Expenses...........................................     30,000
        Accountant's Fees and Expenses....................................      5,000
                                                                             --------
                  Total...................................................   $
                                                                             ========

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Allied Capital Lending Corporation (the Registrant)--Maryland
  Partnership:
     ACLC Limited Partnership--Maryland..............................................     99%
  Subsidiaries:
     Allied Capital SBLC Corporation--Maryland
     Allied Capital Credit Corporation--Maryland
Allied Capital Corporation(1)*--Maryland
  Subsidiaries:
     Allied Investment Corporation--Maryland.........................................    100%
     Allied Capital Financial Corporation--Maryland..................................    100%
     Allied Development Corporation--District of Columbia............................    100%
Allied Capital Corporation II*--Maryland
  Subsidiaries:
     Allied Investment Corporation II--Maryland......................................    100%
     Allied Financial Corporation II--Maryland.......................................    100%
Allied Capital Commercial Corporation*--Maryland
  Subsidiaries:
     ALCC Holdings, Inc.--Maryland...................................................    100%
     ALCC Acceptance Corporation--Maryland...........................................    100%
Business Mortgage Investors, Inc.*--Maryland
  Subsidiaries:
     BMI Holdings, Inc.--Maryland....................................................    100%
     BMI Acceptance Corporation--Maryland............................................    100%
Allied Capital Funding LLC**--Delaware
Allied Capital Mortgage LLC*--Delaware
Allied Capital Midwest LLC*--Delaware
Allied Capital Advisers, Inc.--Maryland
  Subsidiary:
     Allied Capital Property Corporation--Maryland...................................    100%

---------------

  * Each of these entities is, like the Registrant, advised by Advisers. By including these entities in this item, the Registrant does not concede that it and such other entities are "controlled by" Advisers or that such other entities are "under common control with" the Registrant, as those terms are defined in the 1940 Act.

 ** The members of Allied Capital Funding LLC are ALCC Acceptance Corporation and BMI Acceptance Corporation.

(1) Allied Capital Corporation owned 1,244,914 shares, or approximately 24% of the Company's outstanding common stock, at September 30, 1996. The Registrant does not concede that it is controlled by Allied I. On matters requiring a vote of the Company's stockholders, Allied I has agreed to vote its shares only in the same proportion as the shares voted by the Company's other stockholders.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

     The following table presents the number of record holders of each class of securities of the Company and the Partnership outstanding as of September 30, 1996:

                                                                            NUMBER OF
                                TITLE OF CLASS                            RECORD HOLDERS
        ---------------------------------------------------------------   --------------
        Common Stock...................................................        1,637*
        LIBOR + 2.2% Secured Revolving Line of Credit (the Company)....            1
        LIBOR + 2.7% Secured Revolving Line of Credit
          (ACLC Limited Partnership)...................................            1

     * Estimate. The Company estimates that there are a total of 7,800 beneficial owners of its common stock.

ITEM 29. INDEMNIFICATION

     The Annotated Code of Maryland, Corporations and Associations, Section 2-418 provides that a Maryland corporation may indemnify any director of the corporation and any person who, while a director of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise or employee benefit plan, made a party to any proceeding by reason of service in that capacity unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or the director actually received an improper personal benefit in money, property or services; or, in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding, but if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. Such indemnification may not be made unless authorized for a specific proceeding after a determination has been made, in the manner prescribed by the law, that indemnification is permissible in the circumstances because the director has met the applicable standard of conduct. On the other hand, the director must be indemnified for expenses if he has been successful in the defense of the proceeding or as otherwise ordered by a court. The law also prescribes the circumstances under which the corporation may advance expenses to, or obtain insurance or similar cover for, directors.

     The law also provides for comparable indemnification for corporate officers and agents.

     The Articles of Incorporation of the Company provide that its directors and officers shall, and its agents in the discretion of the Board of Directors may, be indemnified to the fullest extent permitted from time to time by the laws of Maryland. The Company's By-Laws also, however, provide that the Company may not indemnify any director or officer against liability to the Registrant or its security holders to which he might otherwise be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of such disabling conduct.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of the court of the issue.

     The Registrant, in conjunction with its investment adviser and other entities managed thereby, carries liability insurance for the benefit of its directors and officers on a claims-made basis of up to $2,500,000, subject to a $200,000 retention and the other terms thereof.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Advisers, the investment adviser of the Registrant, is engaged in the business of identifying, evaluating, structuring, closing, and monitoring the investments made by the Registrant as well as other public and private entities engaged in small business finance. Certain information about the activities of each current director or executive officer of Allied Capital Advisers, Inc., in which he or she is engaged, or has been engaged at any time during the past two fiscal years ended December 31, 1995, is set forth below:

                                              NAME AND PRINCIPAL ADDRESS* OF
                                               EACH COMPANY WITH WHICH THE
                                           NAMED PERSON HAS HAD ANY CONNECTION
          NAME                              AND THE NATURE OF SUCH CONNECTION
-------------------------   ------------------------------------------------------------------
David Gladstone..........   Chairman of the Board and Chief Executive Officer, Allied Capital
                            Advisers, Inc., Allied Capital Corporation, Allied Capital
                            Corporation II, Allied Capital Lending Corporation, and Allied
                            Capital Commercial Corporation; Director, President and Chief
                            Executive Officer, Business Mortgage Investors, Inc. and Allied
                            Capital Mortgage Corporation; Director, The Riggs National
                            Corporation, 808 17th Street, N.W., Washington, DC 20006; Trustee
                            of The George Washington University, 2121 I Street, N.W.,
                            Washington, DC 20052.
George C. Williams.......   Director and formerly Vice Chairman of the Board, Allied Capital
                            Advisers, Inc., Allied Capital Corporation, Allied Capital
                            Corporation II, Allied Capital Lending Corporation, and Allied
                            Capital Commercial Corporation; Chairman, Business Mortgage
                            Investors, Inc. and Allied Capital Mortgage Corporation.
Brooks H. Browne.........   Director, Allied Capital Advisers, Inc.; President, Environmental
                            Enterprises Assistance Fund, 1901 N. Moore Street, Suite 1004,
                            Arlington, VA 22209.
Robert E. Long...........   Director, Allied Capital Advisers, Inc.; Chairman and Chief
                            Executive Officer, Business Network News, Inc., 99 Canal Center
                            Plaza, Suite 220, Alexandria, VA 22314; Director, American Heavy
                            Lift Shipping Company, 365 Canal Street, New Orleans, LA 70130;
                            Global Travel, Inc., 1911 N. Fort Myer Drive, Arlington, VA 22209,
                            CSC Scientific, Inc., 8315 Lee Highway, Fairfax, VA 22031; Outer
                            Seal Building Products, Inc., 5114 College Avenue, College Park,
                            MD 20740; Business News Network, Inc., 99 Canal Center Plaza,
                            Suite 220, Alexandria, VA 22314; and Ambase Corporation, 51
                            Weavers Street, Greenwich, CT 06831.
William L. Walton........   Director, Allied Capital Advisers, Inc.; Director and President,
                            Education Partners, Inc.; Director, Odyssey Publishing Co.;
                            Chairman, Success Lab, Inc.; and President, Language Odyssey (all
                            located at 401 N. Michigan Avenue, Suite 3370, Chicago, IL 60611).
Joan M. Sweeney..........   Director, President, and Chief Operating Officer, Allied Capital
                            Advisers, Inc.; Executive Vice President, Allied Capital
                            Corporation, Allied Capital Corporation II, Allied Capital Lending
                            Corporation, Allied Capital Commercial Corporation, Business
                            Mortgage Investors, Inc. and Allied Capital Mortgage Corporation.
William F. Dunbar........   Executive Vice President, Allied Capital Advisers, Inc.; President
                            and Chief Operating Officer, Allied Capital Corporation II;
                            Executive Vice President, Allied Capital Corporation, Allied
                            Capital Commercial Corporation, Allied Capital Lending
                            Corporation, and Business Mortgage Investors, Inc.
Katherine C. Marien......   Executive Vice President, Allied Capital Advisers, Inc.; President
                            and Chief Operating Officer, Allied Capital Lending Corporation;
                            Executive Vice President, Allied Capital Corporation, Allied
                            Capital Corporation II, Allied Capital Commercial Corporation, and
                            Business Mortgage Investors, Inc.

                                              NAME AND PRINCIPAL ADDRESS* OF
                                               EACH COMPANY WITH WHICH THE
                                           NAMED PERSON HAS HAD ANY CONNECTION
          NAME                              AND THE NATURE OF SUCH CONNECTION
-------------------------   ------------------------------------------------------------------
John M. Scheurer.........   Executive Vice President, Allied Capital Advisers, Inc.; President
                            and Chief Operating Officer, Allied Capital Commercial
                            Corporation; Executive Vice President, Allied Capital Corporation,
                            Allied Capital Corporation II, Allied Capital Lending Corporation
                            and Allied Capital Mortgage Corporation; Executive Vice President
                            and Chief Operating Officer, Business Mortgage Investors, Inc.
George Stelljes III......   Executive Vice President, Allied Capital Advisers, Inc.; Senior
                            Vice President, Allied Capital Corporation, Allied Capital
                            Corporation II, Allied Capital Commercial Corporation, Allied
                            Capital Lending Corporation, and Business Mortgage Investors,
                            Inc.; Director, Total Foam, Inc., 80 Rowe Avenue, Unit B, Milford,
                            CT 06460; and Colorado Directory, Inc., 6061 S. Willow Drive,
                            Suite 232, Englewood, CO 80111.
G. Cabell Williams III...   Executive Vice President, Allied Capital Advisers, Inc.; President
                            and Chief Operating Officer, Allied Capital Corporation; Executive
                            Vice President, Allied Capital Corporation II, Allied Capital
                            Commercial Corporation, Allied Capital Lending Corporation and
                            Business Mortgage Investors, Inc. Director, President, and
                            Treasurer, Broadcast Holdings, Inc., 1025 Vermont Avenue, N.W.,
                            Suite 1030, Washington, DC 20005 and Georgetown Broadcasting
                            Company, Inc., 1416 Highmarket Street, Georgetown, SC 29442;
                            Director, Environmental Enterprises Assistance Fund, 1901 N. Moore
                            Street, Suite 1004, Arlington, VA 22209.
Jon A. DeLuca............   Executive Vice President, Treasurer and Chief Financial Officer,
                            Allied Capital Advisers, Inc., Allied Capital Corporation, Allied
                            Capital Corporation II, Allied Capital Lending Corporation, Allied
                            Capital Commercial Corporation, Business Mortgage Investors, Inc.
                            and Allied Capital Mortgage Corporation. Manager, Entrepreneurial
                            Services, Coopers & Lybrand (1986-1994).

---------------

* The business address of Allied Capital Advisers, Inc., Allied Capital Corporation, Allied Capital Corporation II, Allied Capital Lending Corporation, Allied Capital Commercial Corporation, Business Mortgage Investors, Inc., and Allied Capital Mortgage Corporation is c/o Allied Capital Advisers, Inc., 1666 K Street, N.W., Ninth Floor, Washington, D.C. 20006-2803.

ITEM 31. LOCATIONS OF ACCOUNTS AND RECORDS

     All of the accounts and records of the Registrant, including all the accounts, books and documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder, are maintained by Allied Capital Advisers, Inc., 1666 K Street, N.W., Ninth Floor, Washington, D.C. 20006-2803.

ITEM 32. MANAGEMENT SERVICES

     Other than with its investment adviser, the Registrant is not a party to any contract pursuant to which any person performs management-related services to the Registrant.

ITEM 33. UNDERTAKINGS

     1. The Registrant hereby undertakes to suspend the offering of Shares until the Prospectus is amended if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

     2. Not Applicable.

     3. Not Applicable.

     4. The Registrant herby undertakes:

        a. To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:

         (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

         (2) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

         (3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

        b. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof, and

        c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     5. The Registrant hereby undertakes that:

        a. For the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective

        b. for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof

     6. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, and District of Columbia, on the 1st day of November, 1996.

                                        ALLIED CAPITAL LENDING CORPORATION

                                        By: /s/ David Gladstone
                                            ------------------------------------
                                            David Gladstone
                                            Chairman of the Board and Chief
                                            Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                               TITLE                        DATE
-------------------------------------  -----------------------------------  ------------------
           /s/ David Gladstone         Chairman of the Board and Chief       November 1, 1996
-------------------------------------  Executive Officer (Principal
           David Gladstone             Executive Officer) and Director

                  *                    Director
-------------------------------------
         George C. Williams

        /s/ Katherine C. Marien        President and Chief Operating         November 1, 1996
-------------------------------------  Officer and Director
         Katherine C. Marien

                  *                    Director
-------------------------------------
            Jon W. Barker

                  *                    Director
-------------------------------------
       Eleanor Deane Bierbower

                  *                    Director
-------------------------------------
        Robert V. Fleming II

                  *                    Director
-------------------------------------
          Anthony T. Garcia

                  *                    Director
-------------------------------------
        Arthur H. Keeney III

                  *                    Director
-------------------------------------
           Robin B. Martin

          /s/ Jon A. DeLuca            Executive Vice President, Treasurer   November 1, 1996
-------------------------------------  and Chief Financial Officer
            Jon A. DeLuca              (Principal Financial Officer and
                                       Principal Accounting Officer)

* By: /s/ Katherine C. Marien
     --------------------------------

  Katherine C. Marien, Attorney-in-Fact and Agent, on November 1, 1996, pursuant to the Powers of Attorney filed herewith.

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                        DESCRIPTION
------    ------------------------------------------------------------------------------------
k.8       First Amendment to the Line of Credit, Security and Pledge Agreement dated October
          18, 1996, between ACLC Limited Partnership and Riggs Bank, N.A.*
r.        Financial Data Schedule
s.1       Powers of Attorney of certain signatories of this Registration Statement